As filed with the Securities and Exchange Commission on January 22, 1999

                                                      1933 Act File No. 2-71911
                                                      1940 Act File No. 811-3169

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [ X ]
            Pre-Effective Amendment No.      __                            [   ]
            Post-Effective Amendment No.     26                            [ X ]
                                             --

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ X ]
            Amendment No.                    26
                                             --
                        (Check appropriate box or boxes.)

                        FIRST INVESTORS GLOBAL FUND, INC.
               (Exact name of Registrant as Specified in Charter)

                                 95 Wall Street
                            New York, New York 10005
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 858-8000

                               Ms. Concetta Durso
                          Secretary and Vice President
                      First Investors Fund For Income, Inc.
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036


It is proposed that this filing will become effective (check appropriate box)
      [ ]  immediately upon filing pursuant to paragraph (b)
      [X]  on February 19, 1999 pursuant to paragraph (b)
      [ ]  60 days after filing pursuant to paragraph (a)(1)
      [ ]  on (date) pursuant to paragraph (a)(1)
      [ ]  75 days after filing pursuant to paragraph (a)(2)
      [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
      [X] This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                        FIRST INVESTORS GLOBAL FUND, INC.

                       CONTENTS OF REGISTRATION STATEMENT


This registration document is comprised of the following:

            Cover Sheet

            Contents of Registration Statement

            Prospectus for the First Investors Global Fund, Inc.

            Combined Statement of Additional Information for the First Investors Global Fund, Inc., the First Investors Series Fund and the First Investors Series Fund II, Inc.

            Part C of Form N-1A

            Signature Page

            Exhibits

[FIRST INVESTORS LOGO]


FIRST INVESTORS GLOBAL FUND, INC.


      The  Securities  and Exchange  Commission  has not approved or disapproved
these  securities  or  passed  upon  the  adequacy  of  this   prospectus.   Any
representation to the contrary is a criminal offense.

                The date of this prospectus is February 19, 1999


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                                    CONTENTS

OVERVIEW OF THE GLOBAL FUND

o    What is the Global Fund?
     o o  Objectives
     o o  Primary Investment Strategies
     o o  Primary Risks
o    Who should consider buying the Global Fund?
o    How has the Global Fund performed?
o    What are the fees and expenses of the Global Fund?

THE GLOBAL FUND IN DETAIL

o What are the Global Fund's objectives, principal investment strategies and principal risks?
o    Who manages the Global Fund?

BUYING AND SELLING SHARES

o    How and when does the Fund price its shares?
o    How do I buy shares?
o    Which class of shares is best for me?
o    How do I sell shares?
o    Can I exchange my shares for the shares of other First Investors Funds?

ACCOUNT POLICIES

o    What about dividends and capital gain distributions?
o    What about taxes?
o How do I obtain a complete explanation of all account privileges and policies?

FINANCIAL HIGHLIGHTS


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


                           OVERVIEW OF THE GLOBAL FUND

                            What is the Global Fund?

Objectives     The Fund primarily seeks long-term capital growth and secondarily a reasonable level of current income.

Primary
Investment
Strategies     The  Fund invests in a diversified  portfolio of common stocks of companies which are located throughout the world. While the Fund attempts to maintain broad country diversification, under normal market conditions it must allocate assets to at least three countries, including the United States. The Fund primarily invests in large or medium capitalization stocks which are traded in larger or more established markets throughout the world. The
               Fund also invests opportunistically in small capitalization stocks and stocks of smaller, less-developed or emerging markets.
               The Fund generally does not attempt to hedge its foreign securities investments against currency rate fluctuations.

Primary
Risks All stocks fluctuate in price in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. The risks of investing in a stock fund that invests in foreign stocks are accentuated because investments in foreign stocks, particularly emerging markets, can decline in value because of declines in the values of local currencies, irrespective of how well the companies that issue such stocks are doing; there is less supervision and regulation of foreign securities markets; foreign securities markets are generally less liquid than U.S. markets; there may be less financial information available on certain foreign companies; and there may be political instability in some countries in which the Fund may invest. Fluctuations in the prices of foreign stocks can be especially sudden and substantial. Stocks with smaller market capitalizations tend to experience sharper price fluctuations. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

               AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                        Who should consider buying the Global Fund?

               The Global Fund is most appropriately used to add diversification to an investment portfolio. It may be appropriate for you if you:

               o    Are seeking significant growth of capital,
               o    Want exposure not only to U.S. but also foreign securities,
               o Are willing to accept a high degree of market volatility and the additional risks of foreign investments, and
               o Have a long-term investment horizon and are able to ride out market cycles.

               You should keep in mind that the Global Fund is not a complete investment program. For most investors, a complete program should include not only stock funds but also bond and money market funds. While stocks have historically outperformed other categories of investments over long periods of time, they generally carry higher risks. There have also been extended periods during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio and benefit when bonds and money market instruments outperform stocks. Of course, even a diversified investment program can result in a loss.

                       How has the Global Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares for each of the last 10 calendar years. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that it does not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

[BAR CHART OF CHANGES IN PERFORMANCE OF CLASS A SHARES FROM 1989 TO 1998, WITH FOLLOWING PLOT POINTS:

     1989      37.65%
     1990     -12.22%
     1991      14.56%
     1992      -2.89%
     1993      22.97%
     1994      -3.78%
     1995      17.83%
     1996      14.43%
     1997       7.98%
     1998      16.80%

During the periods shown, the highest quarterly return was 23.13% (for the quarter ended October 30, 1989) and the lowest quarterly return was -21.79% (for the quarter ended October 30, 1990). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The table below shows how the average annual total returns for Class A shares and Class B shares compare to those of the Morgan Stanley All Country World Free Index ("All Country Index"). This table assumes that the maximum sales charge or CDSC was paid. The All Country Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. The All Country Index does not take into account fees and expenses that an investor would incur in holding the securities in the index. If it did so, the returns would be lower than those shown.

                                                            Inception
                                                            Class B Shares
                        1 Year*    5 Years*    10 Years*    (1/12/95)

Class A Shares          9.46%      8.98%       9.75%        N/A
Class B Shares          11.75      N/A         N/A          13.34%
All Country Index       21.96      7.13        10.87        6.61


*The annual returns are based upon calendar years.

               What are the fees and expenses of the Global Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                  Class A         Class B
                                                  Shares          Shares
                                                  -------         -------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)............  6.25%           None
Maximum deferred sales charge (load)
    (as a percentage of the lower of purchase
    price or redemption price)...................   None*           4%**

 (ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from Fund assets)


                                        Distribution              Total
                                        and Service            Annual Fund
                            Management    (12b-1)     Other     Operating
                              Fees        Fees (1)  Expenses    Expenses
                              ----        --------  --------    --------

Class A Shares...........     1.00%       0.30%      0.53%        1.83%

Class B Shares...........     1.00        1.00       0.53         2.53

*A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after 8 years.
(1) Because the Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

EXAMPLE

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                   One Year  Three Years  Five Years  Ten Years
                                   --------  -----------  ----------  ---------

If you redeem your shares:
Class A shares                     $799       $1,165      $1,553      $2,639
Class B shares                      656        1,088       1,545       2,694*

If you do not redeem your shares:
Class A shares                     $799       $1,165      $1,553      $2,639
Class B shares                      256          788       1,345       2,694*

*Assumes conversion to Class A shares eight years after purchase.

                            THE GLOBAL FUND IN DETAIL

                     What are the Global Fund's objectives,
                  principal investment strategies, and risks?

OBJECTIVES: The Global Fund primarily seeks long-term capital growth and secondarily a reasonable level of current income.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests in a diversified portfolio of common stocks of companies which are located throughout the world. While the Fund attempts to maintain broad country diversification, under normal market conditions it must allocate assets to at least three countries, including the United States.

The Fund primarily invests in stocks of companies which are considered large to medium in size (measured by market capitalization). The Fund may also invest in smaller companies when management views them as attractive alternatives to the stocks of larger or more established companies.

The Fund primarily invests in stocks which trade in larger or more established markets, but also may invest (to a lesser degree) in smaller, less-developed or emerging markets where management believes there is significant opportunity for growth of capital. The definition of "emerging markets" may change over time as a result of developments in national or regional economies and capital markets.

The foreign stocks that the Fund purchases are typically denominated in foreign currencies. The Fund generally does not hedge against fluctuations in the value of foreign currencies.

The Fund uses fundamental research and analysis to identify prospective investments. Security selection is based on any one or more of the following characteristics: accelerating earnings growth or the possibility of positive earnings surprises; strong possibility of price to earnings multiple expansion (or increases in other similar valuation measures); hidden or unappreciated value; or improving local market and/or industry outlook.

Once  the  purchase  candidates  for the  Fund  are  identified,  the  portfolio construction process begins. In this phase, many factors are considered in creating a total portfolio of securities for the Fund, including: (1) regional and country allocation, (2) currency exposure, (3) industry and sector allocation, and (4) exposure to a number of other factors such as interest rates or company size. The total risk of the Fund is monitored and controlled at this point in the portfolio construction process.

Every company in the portfolio is monitored to ensure its fundamental attractiveness. A stock may be sold if its downside risk equals or exceeds its upside potential; it suffers from a decreasing trend of earnings growth or suffers an earnings disappointment; it experiences excessive valuations; or there is a deteriorating local market and/or industry outlook.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of an investment, the greater the risk. Here are the principal risks of owning the Global Fund:

MARKET RISK: Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

While the Fund's strategy of being globally diversified may help to reduce the volatility or variability of the Fund's returns relative to another fund which invests in fewer stocks or whose investments are focused in fewer countries or industry sectors, this strategy may not prevent a loss if stock markets worldwide were to decline at the same time. Fluctuations of prices of stocks can be sudden and substantial. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

FOREIGN SECURITIES RISKS: There are special risk factors associated with investing in foreign securities. Some of these factors are also present when investing in the United States but are heightened issues when investing in non-U.S. markets, especially emerging markets. For example, such risks and considerations may include political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company's balance sheet and operations. Risks such as these are common to all investments but are exacerbated when investing in international markets. In addition, international investors may experience higher commission rates on foreign portfolio transactions, potentially adverse changes in tax and exchange control regulations, the potential for restrictions on the flow of international capital and the transition to the euro for European Monetary Union countries. Many foreign countries impose withholding taxes on income from investments in such countries, which the Fund may not recover. Also, fluctuations in the exchange rates between the U.S. dollar and foreign currencies may have a negative impact on investments denominated in foreign currencies, for example, by eroding or reversing gains or widening losses from those investments.

LIQUIDITY RISK: The Fund is also susceptible to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk is common to most stock mutual funds, but is particularly acute in the case of foreign investments.

SMALL-CAP RISK: The market risk associated with small-to mid-cap stocks is greater than that associated with larger-cap stocks because small-to mid-cap stocks tend to experience sharper price fluctuations than larger-cap stocks, particularly during bear markets. Small-to mid-cap companies are generally dependent on a smaller number of products or services, their earnings are less predictable, and their share prices more volatile. These companies are also more likely to have limited markets or financial resources, or to depend on a small, inexperienced management group.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could be particularly acute in the case of the Fund's holdings in foreign securities since foreign issuers and foreign markets may be more likely to experience Year 2000 problems. These problems could have a negative effect on the Fund's investments and returns.

ALTERNATIVE STRATEGIES: At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses.

                          Who manages the Global Fund?

First Investors Management Company, Inc. ("FIMCO") is the investment adviser to the Fund. Its address is 95 Wall Street, New York, NY 10005. It currently serves as investment adviser to 51 mutual funds or series of funds with total net assets of approximately $5 billion. FIMCO supervises all aspects of the Fund's operations except that the investment subadviser determines the Fund's portfolio transactions. For the fiscal year ended September 30, 1998, FIMCO received advisory fees of 0.99% of the Fund's average daily net assets.

FIMCO and the Fund have retained Wellington Management Company, LLP ("WMC") as the Fund's investment subadviser. WMC has discretionary trading authority over all of the Global Fund's assets, subject to continuing oversight and supervision by FIMCO and the Board of Directors. WMC is located at 75 State Street, Boston, MA 02109. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of September 30, 1998, WMC held investment management authority with respect to $186.5 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 145 registered investment companies or series of such companies, with net assets of approximately $130.4 billion as of September 30, 1998.

The Fund is managed by Trond Skramstad, Senior Vice President of WMC and Chairman of the firm's Global Equity Strategy Group. Mr. Skramstad joined WMC in 1993.

In addition to the investment risks of the Year 2000 which are discussed above, the ability of FIMCO and its affiliates to price the Fund's shares, process purchase and redemption orders, and render other services could be adversely affected if the computers or other systems on which they rely are not properly programmed to operate after January 1, 2000. Additionally, because the services provided by FIMCO and its affiliates depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of such third party computer systems to deal with the Year 2000 may have a negative effect on the services provided to the Fund. FIMCO, WMC and their affiliates are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Fund's other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. Nor can the Fund estimate the extent of any impact.

                            BUYING AND SELLING SHARES

                  How and when does the Fund price its shares?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated once each day as of 4 p.m., Eastern Standard Time ("E.S.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

In valuing its assets, the Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund.

                              How do I buy shares?

You may buy shares of the Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. However, we offer automatic investment plans that allow you to open a Fund account with as little as $50. You also may open certain retirement plan accounts with as little as $500 even without an automatic investment plan. Subsequent investments may be made in any amount.

If we receive your application or order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, NJ office by 5 p.m., E.S.T. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

You can arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

The Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

                      Which class of shares is best for me?

The Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is put to work from the outset.

Class A shares of the Fund are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.

                         Class A Shares

Your investment          Sales Charge as a percentage of
                         -------------------------------
                      offering price        net amount invested
Less than $25,000          6.25%                 6.67%
$25,000-$49,999            5.75                  6.10
$50,000-$99,999            5.50                  5.82
$100,000-$249,999          4.50                  4.71
$250,000-$499,999          3.50                  3.63
$500,000-$999,999          2.50                  2.56
$1,000,000 or more            0*                    0*

*If you invest $1,000,000 or more in Class A shares, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.

Class B shares are sold at net asset value, without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.

                                 Class B Shares

          Year of Redemption                 CDSC as a Percentage of Purchase
                                             Price or NAV at Redemption

          Within the 1st or 2nd year......               4%
          Within the 3rd or 4th year......               3
          In the 5th year.................               2
          In the 6th year.................               1
          Within the 7th year and 8th year               0

There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

Sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

The Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Each class of shares pays Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to .30% on Class A shares and 1.00% on Class B shares. No more than .25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of the Fund's assets on an on-going basis, the higher fees for Class B shares will increase the cost of your investment and over time may cost you more than paying the initial sales charge for Class A shares.

FOR ACTUAL PAST EXPENSES OF CLASS A AND CLASS B SHARES, SEE THE SECTION ENTITLED "WHAT ARE THE FEES AND EXPENSES OF THE FUND?" IN THIS PROSPECTUS.

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or later. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.

                              How do I sell shares?

You may redeem your Fund shares on any day the Fund is open for business by:

     o Contacting your Representative who will place a redemption order for for you;

     o    Sending  a  written   redemption   request  to   Administrative   Data
          Management  Corp.,  ("ADM")  at  581  Main   Street,  Woodbridge,   NJ
          07095-1198;

     o Telephoning the Special Services Department of ADM at 1-800-342-6221 (if you have elected to have telephone privileges); or

     o Instructing us to make an electronic transfer to a predesignated bank (if you have completed an application authorizing such transfers).

Your redemption request will be processed at the price next computed after we receive the request in good order, as described in the Shareholder Manual. For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared. This may take up to 15 days from the date of your purchase. You may not redeem shares by telephone or Electronic Fund Transfer unless you have owned the shares for at least 15 days.

If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

     Can I exchange my shares for the shares of other First Investors Funds?

You may exchange shares of the Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). Consult your Representative or call ADM at 1-800-423-4026 for details.

The Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the funds involved, and the background of the shareholder or dealer involved. The Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

                                ACCOUNT POLICIES

              What about dividends and capital gain distributions?

To the extent that it has net investment income and net realized capital gain, the Fund will declare and pay dividends from net investment income and will distribute any net realized capital gain on an annual basis, usually at the end of the Fund's fiscal year. The Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on both classes of the Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of the Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional shares of the Fund. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in the Fund. If any correspondence sent by the Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in the Fund. No interest will be paid to you while a distribution remains uninvested.

A dividend or other distribution paid on a class of shares will only be paid in additional shares of the distributing class if the total amount of the distribution is under $5 or the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

                                What about taxes?

Any dividends or capital gain distributions paid by the Fund are taxable to you unless you hold your shares in an individual retirement account ("IRA"), 403(b) account, or 401(k) account, or other tax-deferred account. Dividends (including distributions of net short-term capital gains) are taxable to you as ordinary income. Capital gain distributions (essentially, distributions of net long-term capital gains) by the Fund are taxed to you as long-term capital gain, regardless of how long you owned your Fund shares. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Your sale or exchange of Fund shares may be a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

 How do I obtain a complete explanation of all account privileges and policies?

The Fund offers a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.
--------------------------------------------------------------------------------

                                 1/1/98-   1/1/97-   1/1/96-  1/1/95-    1/1/94-
                                 9/30/98  12/31/97  12/31/96 12/31/95  12/31/94
--------------------------------------------------------------------------------

PER SHARE DATA
--------------
Net Asset Value, Beginning of
Period......................       $6.41     $6.59    $6.57     $5.84     $6.27
                                   -----     -----    -----     -----     -----

Income from Investment
Operations

     Net investment income
     (loss).................         .01       .03      .04       .03       .03

     Net realized and
     unrealized gain (loss)
     on investments                 (.09)      .50      .91      1.01      (.27)
                                    -----      ---     ----      ----      -----

     Total from Investment
     Operations.............        (.08)      .53      .95      1.04      (.24)
                                    -----      ---     ----      ----      -----

Less Distributions from:
     Net investment income..          --       .03      .04       .04       .03
     Net realized gain......          --       .68      .89       .27       .16
     Capital surplus........

          Total Distributions         --       .71      .93       .31       .19
                                    -----     ----     ----       ---       ----

Net Asset Value,
End of Period                      $6.33     $6.41    $6.59     $6.57     $5.84
                                   =====     =====    =====     =====     =====

TOTAL RETURN (%) +..........       (1.25)     7.98    14.43     17.83     (3.78)
---------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (in
millions)...................        $261      $277     $263      $228      $214

Ratio to Average Net Assets: (%)
      Expenses..............      1.82(a)      1.82     1.83      1.83      1.84
      Net investment income
      (loss)................       .12(a)       .41      .50       .55       .45

Portfolio Turnover Rate (%)..          82        70       73        47        56

  * Date Class B shares first offered
  + Calculated without sales charge
(a) Annualized

---------------------------------------------
                  CLASS B
---------------------------------------------
     1/1/98 -    1/1/97    1/1/96 -  1/1/95*-
     9/30/98 -   12/31/97  12/31/96  12/31/95
---------------------------------------------



     6.31    $6.51     $6.54      $5.76
     ----    -----     -----      -----


     (.03)    (.01)     (.01)        .03


     (.09)      .49       .88       1.05
     -----      ---       ---       ----

     (.12)      .48       .87       1.08
     -----      ---       ---       ----


        --       --      .02        .03
        --      .68      .88        .27


        --      .68      .90        .30
                         ---        ---

    $6.19     $6.31    $6.51      $6.54
    =====     =====    =====      =====

    (1.90)     7.36    13.33      18.80


       $12      $10       $5         $1

   2.52(a)     2.52     2.54     2.56(a)
  (.58)(a)     (.29)    (.21)   (.19)(a)

        82       70        73         47

[First Investors Logo]

FIRST INVESTORS GLOBAL FUND

For investors who want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this prospectus.

SHAREHOLDER MANUAL: The Shareholder Manual provides more detailed information about the purchase, redemption and sale of Fund shares.

You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Fund by contacting the Fund at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone:  1-800-423-4026

You can review and copy information about the Fund for a fee (including the Fund's reports, Shareholder Manual and SAI) at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. You can also send your request and a duplicating fee to the Public Reference Room of the SEC, Washington, DC 20549-6009. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Text-only versions of Fund documents can be viewed online or downloaded from the SEC's Internet website at http://www.sec.gov.

                                       (Investment  Company  Act File No:  First
                                       Investors Global Fund 811-3169)

FIRST INVESTORS SERIES FUND II, INC.
         GROWTH & INCOME FUND
         MID-CAP OPPORTUNITY FUND
         UTILITIES INCOME FUND
FIRST INVESTORS SERIES FUND
         BLUE CHIP FUND
         SPECIAL SITUATIONS FUND
         TOTAL RETURN FUND
FIRST INVESTORS GLOBAL FUND, INC.

95 Wall Street
New York, New York  10005
1-800-423-4026

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 19, 1999

         This is a Statement of Additional Information ("SAI") for FIRST INVESTORS SERIES FUND II, INC. ("SERIES FUND II"), FIRST INVESTORS SERIES FUND ("SERIES FUND") and FIRST INVESTORS GLOBAL FUND, INC. ("GLOBAL FUND"), each an open-end diversified management investment company. SERIES FUND II offers three separate series, each of which has different investment objectives and policies:
FIRST INVESTORS GROWTH & INCOME FUND, FIRST INVESTORS MID-CAP OPPORTUNITY FUND and FIRST INVESTORS UTILITIES INCOME FUND. SERIES FUND offers five separate series, three of which are described in this SAI and each of which has different investment objectives and policies: FIRST INVESTORS BLUE CHIP FUND, FIRST INVESTORS SPECIAL SITUATIONS FUND and FIRST INVESTORS TOTAL RETURN FUND. GLOBAL FUND offers one series. (Each series is referred to as a "Fund").

         This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectus dated February 19, 1999 which may be obtained free of cost from the Funds at the address or telephone number noted above. Information regarding the purchase, redemption and exchange of your Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may also be obtained free of charge by contacting your Fund at the address or telephone number noted above.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Investment Strategies and Risks............................................   2
Investment Policies........................................................  10
Futures and Options Strategies.............................................  20
Portfolio Turnover.........................................................  26
Investment Restrictions....................................................  26
Directors/Trustees and Officers............................................  35
Management.................................................................  38
Underwriter................................................................  41
Distribution Plans.........................................................  42
Determination of Net Asset Value...........................................  43
Allocation of Portfolio Brokerage..........................................  45
Purchase, Redemption and Exchange of Shares................................  46
Taxes......................................................................  47
Performance Information....................................................  50
General Information........................................................  55
Appendix A................................................................. A-1
Appendix B................................................................. A-4
Appendix C................................................................. A-6
Reports of Independent Accountants......................................... A-12
Financial Statements....................................................... A-13
Shareholder Manual:  A Guide to your First Investors Mutual Fund Account...

                         INVESTMENT STRATEGIES AND RISKS


GROWTH & INCOME FUND

         The Fund seeks its objective by investing, under normal market conditions, at least 65% of its total assets in securities that provide the potential for growth and offer income, such as stocks and
securities convertible into common stock. The portion of the Fund's assets invested in equity securities and in debt securities may vary from time to time due to changes in interest rates and economic and other factors. The Fund is not designed for investors seeking a steady flow of income distributions. Rather, the Fund's policy of investing in income producing securities is intended to provide investors with a more consistent total return than may be achieved by investing solely in growth stocks.

         The convertible debt securities in which the Fund may invest are not subject to any limitations as to ratings and may include high, medium, lower and unrated securities. Although the Fund may invest up to 20% of its total assets in convertible debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") (so-called "junk bonds") (including convertible debt securities that have been downgraded), or in unrated convertible debt securities that are of comparable quality as determined by First Investors Management Company, Inc. ("FIMCO" or "Adviser"), it does not anticipate investing more than 5% of its total net assets in such securities in the coming year. Convertible debt securities rated lower than BBB by S&P or Baa by Moody's, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See "Debt Securities," below, and Appendix A for a description of convertible debt security ratings.

         The Fund may invest up to 35% of its total assets in the following instruments: money market instruments, including U.S. bank certificates of deposit, bankers' acceptances, commercial paper issued by domestic corporations and repurchase agreements; fixed income securities, including obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), including mortgage-backed securities, and corporate debt securities rated at least Baa by Moody's or BBB by S&P, commonly known as "investment grade securities" or unrated securities that are of comparable quality as determined by the Adviser; and common stock and securities convertible into common stock of companies that are not paying a dividend if there exists the potential for growth of capital or future income. It is the Fund's policy to attempt to sell, within a reasonable time period, a debt security which has been downgraded below investment grade (other than convertible debt securities, as previously discussed), provided that such disposition is in the best interests of the Fund and its shareholders. See "Debt Securities," below, and Appendix A for a description of corporate and convertible debt security ratings.

         Because the Fund invests in bonds and convertible debt securities, it is subject to interest rate risk. The market value of a bond or convertible debt security is affected by changes in interest rates. When interest rates rise, the market value of a bond declines. When interest rates decline, the market value of a bond increases. Generally, the longer a bond's maturity, the greater its sensitivity to interest rates. A bond's value can also be affected by changes in the credit rating of the financial condition of its issuer.

         The Fund's investments in bonds are also subject to the risk of default. This risk is greater in the case of its investments in high yield bonds. These bonds generally provide higher income in an effort to compensate investors for their higher risk of default (failure to make required interest or principal payments). High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, and companies which have elected to borrow heavily.

         Generally, the prices of equity securities could be affected by such factors as a change in a company's earnings, fluctuations in interest rates or changes in the rate of economic growth. To the extent the Fund invests in issuers with small capitalizations, the Fund would be subject to greater risk than may be involved in investing in companies with larger capitalizations. These securities generally include newer and less seasoned companies which are more speculative than securities issued by well-established issuers. Other risks may include less available information about the issuer, the absence of a business history or historical pattern of performance, as well as normal risks which accompany the development of new products, markets or services.

         The Fund may invest up to 20% of its total assets in securities of well-established foreign companies in developed countries which are traded on a recognized domestic or foreign securities exchange. Foreign investments involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards, and less stringent regulation of securities markets. Although such foreign securities may be denominated in foreign currencies, the Fund anticipates that the majority of its foreign investments will be in American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). While the Fund may invest in both ADRs and GDRs, it currently intends to invest only in ADRs. See "Foreign Securities" and "American Depository Receipts and Global Depository Receipts," below. While the Fund may enter into forward currency contracts to protect against uncertainty in the level of future exchange rates, it does not currently intend to use this authority. In any event, the Adviser will not attempt to time actively either short-term market trends or short-term currency trends in any market.
See "Futures and Options Strategies."

         The Fund may also borrow money for temporary or emergency purposes in amounts not exceeding 5% of its net assets, make loans of portfolio securities and invest in securities issued on a "when-issued" or delayed delivery basis. In addition, in any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having up to 100% of its assets invested in short-term fixed income securities or retained in cash or cash equivalents.

         Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

MID-CAP OPPORTUNITY FUND

         The Fund seeks its objective of long-term capital growth by investing, under normal market conditions, at least 65% of its total assets in common stocks of companies that have a medium market capitalization. The Fund seeks to invest in equity securities that the Adviser believes demonstrate outstanding growth records and potential based on the Adviser's fundamental analysis of the company. The companies in which the Fund invests will be primarily those with medium market capitalization (often known as "mid-cap"). The Fund defines mid-cap stocks as those with market capitalizations of less than 90% of the weighted market capitalization of the Standard & Poor's 400 Mid-Cap Index (currently $7.6 billion). The Fund's definition of "mid-cap" will change with market conditions. Market capitalization is the total market value of a company's outstanding common stock. Growth equity securities tend to have above-average price to earnings ratios and less-than-average current yields compared to non-growth equity securities. The payment of dividend income will not be a primary consideration in the selection of equity investments.

         The Fund's focus on growth stocks increases the potential volatility of its share price. Growth stocks are stocks of companies which are expected to increase their earnings faster than the overall market. If expectations are not met, the prices of these stocks may decline drastically even if earnings do increase. Investments in growth companies may lack the dividend yield that can cushion stock prices in market downturns.

         The Fund may invest up to 35% of its total assets in small capitalization stocks, large capitalization stocks, U.S. Government Obligations, including mortgage-backed securities, and investment grade debt securities or unrated securities that are of comparable quality as determined by the Adviser, repurchase agreements, investment grade securities convertible into common stock, warrants to purchase common stock and zero coupon and pay-in-kind securities. The Fund may invest up to 15% of its total assets in ADRs. The Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of its net assets and invest in securities issued on a "when-issued" or delayed delivery basis. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates on a case-by-case basis whether to dispose of or retain a debt security that has been downgraded below investment grade. No more than 5% of the Fund's net assets will remain invested in such downgraded securities. See "Debt Securities," below, and Appendix A for a description of corporate bond ratings.

         To a limited degree, the Fund may invest in foreign securities. Foreign investments involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards, and less stringent regulation of securities markets.

         In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in short-term fixed income securities or retained in cash or cash equivalents, including U.S. Government Obligations, mortgage-backed securities, bank certificates of deposit, bankers' acceptances and commercial paper issued by domestic corporations.

         Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

UTILITIES INCOME FUND

         The Fund seeks its objective by investing, under normal market conditions, at least 65% of its total assets in equity and debt securities issued by companies primarily engaged in the public utilities industry. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks and warrants to purchase common or preferred stocks. Debt securities in which the Fund may invest will be rated at the time of investment at least A by Moody's or S&P or, if unrated, will be of comparable quality as determined by the Adviser. The Fund's policy is to attempt to sell, within a reasonable time period, a debt security in its portfolio which has been downgraded below A, provided that such disposition is in the best interests of the Fund and its shareholders. See "Debt Securities," below, and Appendix A for a description of corporate bond ratings. The portion of the Fund's assets invested in equity securities and in debt securities will vary from time to time due to changes in interest rates and economic and other factors.

         The Fund defines utilities companies as those that are primarily engaged in the ownership or operation of facilities used to provide electricity, gas, water or telecommunications (including telephone, telegraph and satellite, but not public broadcasting or cable television). For these purposes, "primarily engaged" means that (1) more than 50% of the company's assets are devoted to the ownership or operation of one or more facilities as described above, or (2) more than 50% of the company's operating revenues are derived from the business or combination of any of the businesses described above. It should be noted that based on this definition, the Fund may invest in companies which are also involved to a significant degree in non-public utilities activities.

         Utilities stocks generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utilities stocks can still be affected by the risks of the stock of industrial companies. The Fund has a policy to concentrate its investments in the securities of companies in the public utilities industry. Because the Fund concentrates its investments in public utilities companies, the value of its shares will be especially affected by factors peculiar to the utilities industry, and may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. See "Utilities Industries."

         The Fund may invest up to 35% of its total assets in the following instruments: debt securities (rated at least A by Moody's or S&P) and common and preferred stocks of non-utilities companies; U.S. Government Obligations; mortgage-backed securities; cash; and money market instruments consisting of prime commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. The Fund may invest in securities on a "when-issued" or delayed delivery basis and make loans of portfolio securities. The Fund may invest up to 10% of its total assets in ADRs. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its net assets. The Fund also may invest in zero coupon and pay-in-kind securities. In addition, in any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having up to 100% of its assets invested in short-term fixed income securities or retained in cash or cash equivalents.

         Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

BLUE CHIP FUND

         The Fund seeks its objective by investing, under normal market conditions, at least 65% of its total assets in common stocks of "Blue Chip" companies that the Adviser believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Fund also may invest up to 35% of its total assets in the equity securities of non-Blue Chip companies that the Adviser believes have significant potential for growth of capital or future income consistent with the preservation of capital. When market conditions warrant, or when the Adviser believes it is necessary to achieve the Fund's objective, the Fund may invest up to 25% of its total assets in fixed-income securities. It is the Fund's policy to remain relatively fully invested in equity securities under all market conditions rather than to attempt to time the market by maintaining large cash or fixed-income securities positions when market declines are anticipated. The Fund is appropriate for investors who are comfortable with a fully invested stock portfolio.

         The Fund defines Blue Chip companies as those companies that are included in the S&P 500. Blue Chip companies are considered to be of relatively high quality and generally exhibit superior fundamental characteristics, which may include: potential for consistent earnings growth, a history of profitability and payment of dividends, leadership position in their industries and markets, proprietary products or services, experienced management, high return on equity and a strong balance sheet. Blue Chip companies usually exhibit less investment risk and share price volatility than smaller, less established companies. Examples of Blue Chip companies are Microsoft Corp., General Electric Co., Pepsico Inc. and Bristol-Myers Squibb Co.

         The Fund primarily invests in stocks of growth companies. These are companies which are expected to increase their earnings faster than the overall market. If earnings expectations are not met, the prices of these stocks may decline substantially even if earnings do increase. Investments in growth companies may lack the dividend yield that can cushion stock prices in market downturns.

         The fixed-income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), U.S. Government Obligations (including mortgage-backed securities) and corporate debt securities. However, no more than 5% of the Fund's net assets may be invested in corporate debt securities rated below Baa by Moody's or BBB by S&P. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may also invest up to 10% of its total assets in ADRs, enter into repurchase agreements and make loans of portfolio securities.

         Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

SPECIAL SITUATIONS FUND

         The Fund seeks its objective by investing, under normal market conditions, at least 65% of its total assets in the common stock of companies with small market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have potential for capital growth. The Fund may invest up to 35% of its total assets in other common stocks and in preferred stock that is convertible into common stock issued by U.S. corporations, and in the common stock of companies located outside the United States, including companies with larger market capitalization if the Fund determines that they present good opportunities for growth.

         The Fund seeks to invest in the common stock of companies that the Adviser believes are undervalued in the current market in relation to fundamental economic values such as earnings, sales, cash flow and tangible book value; that are early in their corporate development (i.e., before they become widely recognized and well known and while their reputations and track records are still emerging); or that offer the possibility of greater earnings because of revitalized management, new products or structural changes in the economy. Such companies primarily are those with small market capitalizations (often knows as "small-cap." The Fund defines small-cap stocks as those with market capitalizations of less than 90% of the weighted market capitalization of the Standard & Poor's 600 Small-Cap Index. The Fund's definition of small-cap will change with market conditions. The Adviser believes that, over time, these securities are more likely to appreciate in price than securities whose market prices have already reached their perceived economic value. In addition, the Fund intends to diversify its holdings among as many companies and industries as the Adviser deems appropriate.

         Companies  that  are  early  in  their  corporate  development  may  be dependent on relatively few products or services, may lack adequate capital reserves, may be dependent on one or two management individuals and may have less of a track record or historical pattern of performance. In addition, there may be less information available as to the issuers and their securities may not be well known to the general public and may not yet have wide institutional ownership. Securities of these companies may have more potential for growth but also greater risk than that normally associated with larger, older or better-known companies.

         Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of companies with larger market capitalization. These include the equity securities of companies which represent new or changing industries and those which, in the opinion of the Adviser, represent special situations, the potential future value of which has not been fully recognized. Growth securities of companies with small market capitalizations which represent a special situation bear the risk that the special situation will not develop as favorably as expected, or the situation may deteriorate. For example, a merger with favorable implications may be blocked, an industrial development may not enjoy anticipated market acceptance or a bankruptcy may not be as profitably resolved as had been expected. Because the securities of most companies with small market capitalizations are not as broadly traded as those of companies with larger market capitalizations, these securities are often subject to wider and more abrupt fluctuations in market price. In the past, there have been prolonged periods when these securities have substantially underperformed or outperformed the securities of larger capitalization companies. In addition, smaller capitalization companies generally have fewer assets available to cushion an unforeseen adverse occurrence and thus such an occurrence may have a disproportionately negative impact on these companies.

         The majority of the Fund's investments are expected to be securities of U.S. issuers that are traded on a U.S. securities exchange, or in the over-the-counter ("OTC") market. The depth and liquidity of the market for small-cap stocks may vary from time to time and from security to security.

         The Fund may invest up to 15% of its total assets in common stocks issued by foreign companies which are traded on a recognized domestic or foreign securities exchange. In addition to the fundamental analysis of companies and their industries which it performs for U.S. issuers, the Adviser evaluates the economic and political climate of the country in which the company is located and the principal securities markets in which such securities are traded. Although the foreign stocks in which the Fund invests are primarily denominated in foreign currencies, the Fund also may invest in ADRs. The Adviser does not attempt to time actively either short-term market trends or short-term currency trends in any market. See "Foreign Securities" and "American Depository Receipts."

         The Fund may invest up to 5% of its total assets in the securities of other registered investment companies. Such investments will probably involve additional advisory or distribution fees. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and enter into repurchase agreements.

         Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

TOTAL RETURN FUND

         The Fund  seeks  its  objective  by  employing  a  flexible  investment strategy which emphasizes investments in stocks, bonds and money market instruments. The percentage of the portfolio that is allocated to any one class of assets is flexible rather than fixed. On a regular basis, the Fund reviews and determines whether to adjust its asset allocations based upon its views on market conditions, the relative values of the asset classes and economic trends. The Fund may invest in domestic and foreign common stocks and other equity securities, such as preferred stocks, securities convertible into common stocks and warrants to purchase common stock. The Fund also may invest in debt securities, including money market instruments (consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), U.S. Government Obligations (including mortgage-backed securities), municipal bonds rated Baa or better by Moody's or BBB or better by S&P and corporate and foreign debt securities. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets, enter into repurchase agreements and make loans of portfolio securities. The Fund may invest up to 5% of its net assets in zero coupon and pay-in-kind securities and may invest up to 10% of its net assets in securities issued on a when-issued or delayed delivery basis. There is the possibility that 100% of the Fund's total assets could be invested in corporate debt securities and municipal bonds. No more than 25% of the Fund's net assets may be invested in corporate debt securities and municipal bonds rated below Baa by Moody's or BBB by S&P. See "High Yield Securities" and Appendix A for a description of corporate and municipal bond ratings.

         The equity securities in which the Fund generally invests include both growth and value equity securities. Growth equity securities include securities of seasoned companies, i.e., companies with above-average earnings growth as compared to the average of the stocks in the S&P 500, other companies which the Adviser believes demonstrate changing or accelerating growth profiles and smaller companies with outstanding growth records and potential based on the Adviser's fundamental analysis of the company. Growth equity securities tend to have above-average price to earnings ratios and less-than-average current yields as compared to other equity securities. Value equity securities tend to have below average price to earnings ratios, low price to book value and potentially high current yields.

         The majority of the Fund's equity investments are expected to be securities listed on the NYSE other national securities exchanges or securities that have an established OTC market, although the depth and liquidity of the OTC market may vary from time to time and from security to security. The Fund may invest in newer and less seasoned companies with small to medium market capitalizations. The Fund's ability to invest in unseasoned companies with above-average earnings growth, other companies with changing or accelerating growth profiles and smaller companies with outstanding growth records and potential subjects the Fund to greater risk than may be involved in investing in securities which are not selected for such growth characteristics.

         The Fund may invest up to 25% of its total assets in foreign securities. Foreign securities include equity and debt securities issued by foreign companies and government instrumentalities which usually are denominated in foreign currencies. Although the foreign securities in which the Fund invests are primarily denominated in foreign currencies, the Fund also may invest in ADRs. In addition to the fundamental analysis of companies and their industries which it performs for U.S. issuers, the Adviser evaluates the economic and political climate of the country in which the company is located and the principal securities markets in which such securities are traded. The Fund does not purchase foreign securities which are not traded on a recognized domestic or foreign securities exchange. The Adviser does not attempt to time actively either short-term market trends or short-term currency trends in any market. See "Foreign Securities" and "American Depository Receipts."

         Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

GLOBAL FUND

         The Fund, under normal market conditions, invests in common stocks, preferred stocks and bonds and other debt obligations issued by companies or governments of at least three countries, including the United States. Currently, the Fund primarily is invested in common stocks. The emphasis is on high-quality, medium to large capitalization companies with an established market throughout the world and the United States, with opportunistic investment in smaller companies and/or emerging markets. Investments in foreign markets involve special risks and considerations which are in addition to the usual risks inherent in domestic investments. See "Foreign Securities," below.

         The Fund may purchase securities traded on any foreign stock exchange. The Fund may also purchase ADRs and GDRs. See "American Depository Receipts and Global Depository Receipts," below. The Fund also may invest up to 25% of its total assets in unlisted securities of foreign issuers; provided, however, that no more than 10% of the value of its net assets may be invested in such securities with a limited trading market. The investment standards for the selection of unlisted securities are the same as those used in the purchase of securities traded on a stock exchange. The Fund will invest in debt securities rated in the three highest rating categories by either Moody's or S&P or, if unrated, determined to be of comparable quality by Wellington Management
Company, LLP ("WMC" or the "Subadviser"). See Appendix A for a description of such bond ratings.

         The Fund may invest in securities convertible into common stocks, preferred stocks, warrants and repurchase agreements and may purchase securities on a when-issued or delayed delivery basis. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and make loans of portfolio securities. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in U.S. Government obligations and cash equivalents denominated in U.S. dollars.

         Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

                               INVESTMENT POLICIES

         AMERICAN DEPOSITORY RECEIPTS AND GLOBAL DEPOSITORY RECEIPTS. Each Fund may invest in ADRs and GLOBAL FUND AND GROWTH & INCOME FUND may invest in GDRs. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of the underlying securities of foreign issuers. Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the underlying securities into which they may be converted. ADRs are subject to many of the risks inherent in investing in foreign securities. ADRs are not considered by the Fund to be foreign securities. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

         GDRs are issued globally and evidence a similar ownership arrangement to ADRs. Generally, GDRs are not denominated in U.S. dollars and are designed for trading in non-U.S. securities markets. Like ADRs, GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. As with ADRs, the issuers of the securities underlying unsponsored GDRs are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the GDRs. GDRs also involve the risks of other investments in foreign securities. For purposes of certain investment limitations, GDRs are considered to be foreign securities by the Funds.

         BANKERS' ACCEPTANCES. Each Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         CERTIFICATES OF DEPOSIT. Each Fund may invest in bank certificates of deposit ("CDs"). The Federal Deposit Insurance Corporation is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

         CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Adviser will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock, and the judgment of the value of the convertible security relative to the common stock at current prices.

         DEBT SECURITIES. Each Fund may invest in debt securities. The market value of debt securities is influenced significantly by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit, or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. GLOBAL FUND may invest in debt securities that, at the time of purchase, are rated in the three highest rating categories by at least one nationally recognized statistical rating organization rating that security, such as S&P and Moody's, or, if unrated, deemed to be of comparable quality by the Subadviser. The Adviser or, for GLOBAL FUND, its Subadviser, continually monitor the investments in each Fund's portfolio and carefully evaluates on a case-by-case basis whether to dispose of or retain a debt security that has been downgraded.

         FOREIGN GOVERNMENT OBLIGATIONS. GLOBAL FUND and TOTAL RETURN FUND may invest in foreign government obligations, which generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Investments in foreign government debt obligations involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal resources in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

         FOREIGN SECURITIES. GLOBAL FUND may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or the Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Investing in foreign securities involves more risk than investing in securities of U.S. companies. GLOBAL FUND currently does not intend to hedge its foreign investments against the risk of foreign currency fluctuations. Accordingly, changes in the value of foreign currencies can significantly affect the Fund's share price, irrespective of developments relating to the issuers of securities held by the Fund. In addition, the Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the GLOBAL FUND held in foreign countries.

         GLOBAL FUND may also invest in the securities of issuers in less developed foreign countries. The Fund's investments in emerging markets include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

         HIGH YIELD SECURITIES-RISK FACTORS. BLUE CHIP FUND, TOTAL RETURN FUND and GROWTH & INCOME FUND may invest in high yield, high risk securities (commonly referred to as "junk bonds") ("High Yield Securities"). High Yield Securities are subject to greater risks than those that are present with investments of higher grade securities, as discussed below. These risks also apply to lower-rated and certain unrated convertible securities.

                  EFFECT OF INTEREST RATE AND ECONOMIC CHANGES. Debt obligations, including convertible debt securities, rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds" are speculative and generally involve a higher risk or loss of principal and income than higher-rated securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A significant economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus the Fund's net asset value. Further, if the issuer of a security owned by the Fund defaults, the Fund might incur additional expenses to seek recovery.

                  Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for the Fund. While it is impossible to protect entirely against this risk, diversification of the Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities helps to minimize the impact of a decrease in value of a particular security or group of securities in the Fund's portfolio.

                  THE  HIGH  YIELD  SECURITIES  MARKET.  The  market  for  below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. At times in the past, the prices of many lower-rated debt securities have declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit the Fund's ability to sell such securities at reasonable prices in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

                  CREDIT RATINGS. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value.

                  LIQUIDITY AND VALUATION. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of the Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

                  The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of the Board of Directors or Trustees, as applicable (hereinafter referred to as the "Board" or "Directors") to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

         LOANS OF PORTFOLIO SECURITIES. While they have no present intention of doing so in the coming year, GROWTH & INCOME FUND, UTILITIES INCOME FUND, GLOBAL FUND, BLUE CHIP FUND and TOTAL RETURN FUND may loan securities to qualified broker-dealers or other institutional investors provided: the borrower pledges to a Fund and agrees to maintain at all times with the Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by the Fund; the Fund pays only reasonable custodian fees in connection with the loan; and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by a Fund at any time and the Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. A Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral.

         MONEY MARKET INSTRUMENTS. Each Fund may invest in money market instruments. Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P. Commercial paper includes notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. Investments in certificates of deposit are made only with domestic institutions with assets in excess of $500 million.

         MORTGAGE-BACKED SECURITIES. BLUE CHIP FUND, TOTAL RETURN FUND, GROWTH & INCOME FUND, UTILITIES INCOME FUND and MID-CAP OPPORTUNITY FUND may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans. Each of the certificates described below is characterized by monthly payments to the security holder, reflecting the monthly payments made by the mortgagees of the underlying mortgage loans. The payments to the security holders (such as a Fund), like the payments on the underlying loans, generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as twenty to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to a Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.

         Interest rate fluctuations may significantly alter the average maturity of mortgage-backed securities by changing the rates at which homeowners refinance mortgages. When interest rates rise, prepayments often drop, which should increase the average maturity of the mortgage-backed security. Conversely, when interest rates fall, prepayments often rise, which should decrease the average maturity of the mortgage-backed security.

                  GNMA CERTIFICATES. Government National Mortgage Association ("GNMA") certificates ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. In the case of GNMA Certificates, principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchase are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

                  GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Department of Veteran Affairs ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

                  LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. A Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-backed securities of the types described above. Interest received by the Fund will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

                  YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

                  FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool.

                  FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

                  Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA Certificates, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

         MUNICIPAL BONDS. Total Return Fund may invest in municipal bonds. Municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, generally to obtain funds for various public purposes and have a time to maturity, at issuance, of more than one year. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue bonds generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields on municipal bonds depend on, among other things, general money market conditions, conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issuer. Generally, the value of municipal bonds varies inversely to changes in interest rates. See Appendix A for a description of municipal bond ratings. Distributions of interest income from municipal bonds in the Fund's portfolio will be taxable to shareholders the same as distributions of interest income from other securities held by the Fund. See "Taxes."

         PREFERRED STOCK. Each Fund may invest in preferred stock. A preferred stock is a security which has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

         REPURCHASE AGREEMENTS. While each Fund has no present intention of doing so in the coming year, it may invest in repurchase agreements. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Although each Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities, the Funds currently do not intend to do so. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. No Fund may enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of such Fund's net assets would be invested in such repurchase agreements and other illiquid investments.

         RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. None of the Funds may purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Fund's Board or the Adviser has determined under Board-approved guidelines are liquid.

         Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

         In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

         Over-the-counter ("OTC") options and their underlying collateral are also considered illiquid investments. Utilities Income Fund, BLUE CHIP FUND, and TOTAL RETURN FUND may invest in options though these Funds have no intention of investing in options in the coming year. The assets used as cover for OTC options written by a Fund would not be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option

         U.S. GOVERNMENT OBLIGATIONS. BLUE CHIP FUND, TOTAL RETURN FUND, Growth & Income Fund and Utilities Income Fund may invest in U.S. Government Obligations. U.S. Government Obligations include: (1) U.S. Treasury obligations (which differ only in their interest rates, maturities and times of issuance), and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States (such as securities issued by the FHA, GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FMHA and the Small Business Administration). The range of maturities of U.S. Government Obligations is usually three months to thirty years.

         UTILITIES INDUSTRIES. The Utilities Income Fund invests primarily in utilities companies. Many utilities companies, especially electric and gas and other energy-related utilities companies, have historically been subject to the risk of increases in fuel and other operating costs, changes in interest rates on borrowings for capital improvement programs, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations.

         In recent years, regulatory changes in the United States have increasingly allowed utilities companies to provide services and products outside their traditional geographical areas and lines of business, creating new areas of competition with the utilities industries. This trend toward deregulation  and  the  emergence  of new  entrants  have  caused  non-regulated providers of utilities services to become a significant part of the utilities industries. The Adviser believes that the emergence of competition and deregulation will result in certain utilities companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable.

         Certain utilities, especially gas and telephone utilities, have in recent years been affected by increased competition, which could adversely affect the profitability of such utilities companies. In addition, expansion by companies engaged in telephone communication services of their non-regulated activities into other businesses (such as cellular telephone services, data processing, equipment retailing, computer services and financial services) has provided the opportunity for increases in earnings and dividends at faster rates than have been allowed in traditional regulated businesses. However, technological innovations and other structural changes also could adversely affect the profitability of such companies. Although the Adviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes, there can be no assurance that the Fund will benefit from any such changes.

         Foreign utilities companies may be more heavily regulated than U.S. utilities companies, which may result in increased costs or otherwise adversely affect the operations of such companies. The securities of foreign utilities companies also have lower dividend yields than U.S. utilities companies. The Fund's investments in foreign issuers may include recently privatized enterprises, in which the Fund's participation may be limited or otherwise affected by local law. There can e no assurance that governments with privatization programs will continue such programs or that privatization will succeed in such countries.

         Because securities issued by utilities companies are particularly sensitive to movement in interest rates, the equity securities of such companies are more affected by movements in interest rates than are the equity securities of other companies.

         Each of these risks could adversely affect the ability and inclination of public utilities companies to declare or pay dividends and the ability of holders of common stock, such as Utilities Income Fund, to realize any value from the assets of the company upon liquidation or bankruptcy.

         WARRANTS. Each Fund except BLUE CHIP FUND may purchase warrants, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

         WHEN-ISSUED SECURITIES. GROWTH & INCOME FUND, Utilities Income Fund and TOTAL RETURN FUND may invest up to 10%, and Mid-Cap Opportunity Fund and Global Fund may invest up to 5%, of each of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by the Fund on a when-issued basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until the value of the account is equal to the value of the Fund's commitment. When the securities to be purchased are issued, a Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from the sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

         ZERO COUPON AND PAY-IN-KIND SECURITIES. Mid-Cap Opportunity Fund, Utilities Income Fund and Total Return Fund may each invest in zero coupon and pay-in-kind securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay "interest" through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned each year on zero coupon securities and the "interest" on pay-in-kind securities must be accounted for by the Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. See "Taxes." Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Each Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

                         FUTURES AND OPTIONS STRATEGIES

         GLOBAL FUND is the only Fund that currently anticipates using financial futures or options as part of its investment strategy. Other Funds that are authorized to purchase and sell futures and option contracts but at this time have no intention of doing so for the coming year include: Utilities Income Fund and TOTAL RETURN FUND which may purchase and sell futures contracts and options on futures contracts to hedge their portfolios, and Utilities Income Fund, Blue Chip Fund, and Total Return Fund which may purchase and sell options on securities and indices to enhance income. Certain special characteristics of and risks associated with using these instruments are discussed below. In addition to the investment guidelines (described below) adopted by each Fund's Board to govern a Fund's investments in futures and options, use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures contracts are traded and the Commodities Futures Trading Commission ("CFTC"). In addition, a Fund's ability to use these instruments will be limited by tax considerations. See "Taxes."

         To the extent that they participate in the options or futures markets, the Funds will incur investment risks and transaction costs to which the Funds would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Funds may leave the Funds in a worse position than if such strategies were not used. The Funds might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices;
(2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

         FUTURES AND OPTIONS ON FUTURES STRATEGIES. GLOBAL FUND expects to use stock index futures contracts and options thereon in anticipation of a significant market or market sector advance. The purchase of a stock index futures contract affords a hedge against not participating in such advance at a time when the Fund is not fully invested. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks which may then be purchased in a orderly fashion. Further, stock index futures contracts and options thereon may be purchased to maintain a desired percentage of the Fund invested in stocks in the event of a large cash flow into the Fund, or to generate additional income from cash held by the Fund. Stock index futures and options thereon may also be used to adjust country exposure. When the Fund purchases a stock index futures contract on foreign stocks, an accompanying foreign currency forward or foreign currency futures contract is executed to provide the same currency exposure that would result from directly owning the underlying foreign stocks. Failure to obtain such currency exposure would constitute a hedge back into U.S. dollars with respect to such index futures positions. The value of the Fund's futures positions shall not exceed 5% of the total assets in the Fund's portfolio.

         SPECIAL CHARACTERISTICS AND RISKS OF FUTURES TRADING. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Funds are required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected and amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 3%-5% or less of the contract value. This amount is known as "initial margin." When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund's obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

         Holders and writers of futures positions and options thereon can enter into offsetting closing transactions, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option held or written. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

         Successful use by a Fund of futures contracts and related options will depend upon the Adviser's ability to predict movements in the direction of the overall securities, currency and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the underlying instruments or currencies. In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract or related option moves more than the price of the underlying instruments or currencies, a Fund will experience either a loss or a gain on the futures contract or related option that may or may not be completely offset by movement in the price of the instruments or currencies that are the subject of the hedge.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities or currencies being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities or currencies because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

         Positions in futures contracts and related options may be closed out only on the exchange or board of trade that provides a secondary market for such futures contracts or related options. Although a Fund intends to purchase or sell futures contracts and related options only on the exchanges or boards of trade where there appears to be a liquid secondary market for such futures and related options, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

         Options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

         Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements, In addition, although the maximum amount at risk when s Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to s Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of securities or currencies being hedged.

         A Fund's activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

         SPECIAL RISKS RELATED TO FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. Further, settlement of a foreign currency futures contract may occur within the country issuing the underlying currency. In that case, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.

         Options on foreign currency futures contracts may involve certain additional risks. Trading of such options is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the

Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

         FUTURES GUIDELINES. To the extent that a Fund enters into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the in-the-money amount for options that are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any contracts into which the Fund has entered. This policy does not limit a Fund's assets at risk to 5%. The value of all futures sold will not exceed the total market value of a Fund's portfolio.

         COVER FOR FUTURES AND OPTIONS STRATEGIES. No Fund will use leverage in its futures and options strategies. No Fund will write options or purchase or sell futures contracts unless it owns either (1) an offsetting ("covered") position in securities, or other options or futures contracts or (2) cash and liquid securities with a value sufficient at all times to cover its potential obligations. A Fund will comply with guidelines established by the SEC with respect to coverage of such instruments by mutual funds and, if required, will set aside cash and liquid securities in a segregated account with its custodian in the prescribed amount. Securities or other options or futures positions used for cover and securities held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management and decrease a Fund's liquidity.

         OPTIONS GUIDELINES. In view of the risks involved in using options, a Fund's Board may adopt non-fundamental investment guidelines to govern a Fund's use of options that may be modified by the Board without shareholder vote: (1) options will be purchased or written only when the Adviser believes that there exists a liquid secondary market in such options; and (2) a Fund may not purchase a put or call option if the value of the option's premium, when aggregated with the premiums on all other options held by a Fund, exceeds 5% of the Fund's total assets. However, this does not limit the amount of a Fund's assets at risk to 5%.

         SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to sell securities under a call option it has written, a Fund may purchase a call option of the same series (that is, a call option identical in its terms to the call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may write an option of the same series, as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

         The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index and general market conditions. For this reason, the successful use of options depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities or, in the case of index options, fluctuations in the market sector represented by the index selected.

         Options normally have expiration dates of up to nine months. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

         A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although a Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with a Fund, there is no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a covered position or segregate assets with respect to any call option it writes, a Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option. This requirement may impair a Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

         Index options are settled exclusively in cash. If a Fund purchases an option on an index, the option is settled based on the closing value of the index on the exercise date. Thus, a holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call option, if such a change causes the closing index value to fall below the exercise price of the option on the index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

         A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

         FORWARD CURRENCY CONTRACTS STRATEGIES. GROWTH & INCOME FUND, Special Situations Fund, Total Return Fund and GLOBAL FUND may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates. The GLOBAL FUND currently is the only Fund that intends to use this authority in the coming year. The Funds will not speculate with forward currency contracts or foreign currency exchange rates.

         While the Funds generally do not attempt to hedge its foreign security holdings against the risk of changes in foreign currency exchange rates, it will use forward currency contracts to hedge cash positions during the settlement of transactions and in between transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, a Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. When the Fund uses foreign currency contracts in connection with stock index futures contracts, as noted previously it is doing so to replicate the experience of owning the foreign securities and not to hedge against foreign currency fluctuations.

         The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market and bear the expense of such purchase if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs. Unless a Fund's obligations under a forward contract are covered with positions in securities, currencies or other forward contracts, a Fund will enter into a forward contract only if the Fund maintains cash or liquid assets in a segregated account in an amount not less than the value of a Fund's total assets committed to the consummation of the contract, as marked to market daily.

         At or before the maturity date of a forward contract requiring a Fund to sell a currency, a Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract. There can be no assurance that the Fund will be able to enter into new or offsetting forward currency contracts. Forward currency contracts also involve a risk that the other party to the contract may fail to deliver currency or pay for currency when due, which could result in substantial losses to a Fund. The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.


                               PORTFOLIO TURNOVER

         Although each Fund generally will not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage."

      For the fiscal year ended October 31, 1997, the portfolio turnover rate for GROWTH & INCOME FUND, Mid-Cap Opportunity Fund, and Utilities Income Fund was 28%, 90% and 60%, respectively. For the fiscal year ended December 31, 1997, the portfolio turnover rate for BLUE CHIP FUND, Special Situations Fund, Total Return Fund and GLOBAL FUND was 63%, 84%, 149% and 70%, respectively. For the fiscal year ended September 30, 1998, the portfolio turnover rate for Growth & Income Fund, Mid-Cap Opportunity Fund, Utilities Income Fund, BLUE CHIP FUND, Special Situations Fund, TOTAL RETURN FUND and GLOBAL FUND was 36%, 102%, 83%, 71%, 70%, 111% and 82%, respectively.


                             INVESTMENT RESTRICTIONS

         The investment restrictions set forth below have been adopted by the respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund, voting separately from any other Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or
(2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by each Fund at the time it purchases any security.

         GROWTH & INCOME FUND WILL NOT:

         (1) Issue senior securities or borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed).

         (2) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, more than 5% of such assets would then be invested in securities of a single issuer.

         (3) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

         (4) Concentrate its investments in any particular industry.

         (5) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

         (6) Buy or sell commodities or commodity contracts, or real estate or interests in real estate, except that the Fund may purchase and sell securities that are secured by real estate, securities of companies which invest or deal in real estate, and interests in real estate investment trusts.

         (7) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         (8) Make loans, except loans of portfolio securities and repurchase agreements.

         The following investment restrictions are not fundamental and may be changed without shareholder approval. The Fund will not:

         (1) Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale. Securities that have legal or contractual restrictions as to resale but have a readily available market and securities eligible for resale under Rule 144A under the 1933 Act, are not deemed illiquid for purposes of this limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

         (2)  Make  investments  for  the  purpose  of  exercising   control  or
management.

         (3)      Purchase any securities on margin.

         (4) Purchase or sell portfolio securities from or to the Adviser or any director or officer thereof or of Series Fund II, as principals.

         MID-CAP OPPORTUNITY FUND WILL NOT:

         (1) Issue senior securities or borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed).

         (2) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (a) as to 75% of the Fund's total assets more than 5% of such assets would then be invested in securities of a single issuer, or (b) 25% or more of the Fund's total assets would be invested in a single industry.

         (3) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

         (4) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

         (5) Buy or sell commodities or commodity contracts, including futures contracts, or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate, and interests in real estate investment trusts.

         (6) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain Federal securities laws.

         (7)  Make  investments  for  the  purpose  of  exercising   control  or
management.

         (8)      Purchase any securities on margin.

         (9) Make loans, except through repurchase agreements.

         (10) Purchase or sell portfolio securities from or to the Adviser or any director or officer thereof or of Series Fund II, as principals.

         (11) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of Series Fund II or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         The following investment restrictions are not fundamental and may be changed without shareholder approval. The Fund will not:

         (1) Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale. Securities that have legal or contractual restrictions as to resale but have a readily available market and securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended, are not deemed illiquid for purposes of this limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

         (2) Write, purchase or sell options (puts, calls or combinations thereof).

         UTILITIES INCOME FUND will not:

         (1) Issue senior securities or borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed).

         (2) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result as to 75% of the Fund's total assets more than 5% of such assets would then be invested in securities of a single issuer.

         (3) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

         (4) Concentrate its investments in any particular industry, except that the Fund may concentrate its investments in securities of companies in the public utilities industry.

         (5) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

         (6) Buy or sell commodities or commodity contracts, or real estate or interests in real estate, except that the Fund may purchase and sell futures contracts, options on futures contracts, securities that are secured by real estate, securities of companies which invest or deal in real estate, and interests in real estate investment trusts.

         (7) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         (8)  Make  investments  for  the  purpose  of  exercising   control  or
management.

         (9) Purchase any securities on margin, except the Fund may make deposits of margin in connection with futures contracts and options.

         (10) Make loans, except loans of portfolio securities and repurchase agreements.

         (11) Purchase or sell portfolio securities from or to the Adviser or any director or officer thereof or of Series Fund II, as principals.

         (12) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of Series Fund II or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         The following investment restrictions are not fundamental and may be changed without shareholder approval. The Fund will not:

         (1) Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale. Securities that have legal or contractual restrictions as to resale but have a readily available market and securities eligible for resale under Rule 144A under the 1933 Act, are not deemed illiquid for purposes of this limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

         (2) Make short sales of securities, except short sales "against the box."

         BLUE CHIP FUND will not:

         (1)      Make short sales of securities to maintain a short position.

         (2) Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings.

         (3) Make loans, except loans of portfolio securities (limited to 10% of the Fund's total assets).

         (4) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (1) as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (2) 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry.

         (5) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

         (6) Pledge, mortgage or hypothecate any of its assets except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (2) above, provided the Fund maintains asset coverage of at least 300% for pledged assets.

         (7) Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

         (8) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         (9)  Make  investments  for  the  purpose  of  exercising   control  or
management.

         (10)     Purchase any securities on margin.

         (11) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of Series Fund, as principals.

         (12) Invest in any securities of any issuer if, to the knowledge of Series Fund, any officer, director or Trustee of Series Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         The following investment restriction is not fundamental and may be changed without shareholder approval. The investment restriction provides that the Fund will not:

         Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees.

         SPECIAL SITUATIONS FUND will not:

         (1) Make short sales of securities "against the box" in excess of 10% of the Fund's total assets.

         (2) Issue senior securities or borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

         (3) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry.

         (4) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

         (5) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (2) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

         (6) Buy or sell commodities or commodity contracts including futures contracts, or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and interests in real estate investment trusts.

         (7) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         (8)  Make  investments  for  the  purpose  of  exercising   control  or
management.

         (9)      Purchase any securities on margin.

         (10) Make loans, except through repurchase agreements.

         (11) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of Series Fund, as principals.

         (12) Invest in any securities of any issuer if, to the knowledge of Series Fund, any officer, director or Trustee of Series Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         The following investment restrictions are not fundamental and may be changed without shareholder approval. These investment restrictions provide that the Fund will not:

         (1) Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale. Securities that have legal or contractual restrictions as to resale but have a readily available market are not deemed illiquid for purposes of this limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees.

         (2) Write, purchase or sell options (puts, calls or combinations thereof).

         TOTAL RETURN FUND will not:

         (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

         (2)  Issue senior securities.

         (3) Make loans, except loans of portfolio securities (limited to 10% of the Fund's total assets).

         (4) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry.

         (5) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

         (6) Buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, including limited partnership interests.

         (7) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         (8)  Make  investments  for  the  purpose  of  exercising   control  or
management.

         (9) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of Series Fund, as principals.

         (10) Invest in any securities of any issuer if, to the knowledge of Series Fund, any officer, director or Trustee of Series Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         The following investment restrictions are not fundamental and may be changed without shareholder approval. These investment restrictions provide that the Fund will not:

         (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees.

         (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

         (3) Enter into futures contracts or options on futures contracts for non-bona fide hedging purposes if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions and options on future contracts written by the Fund would exceed the market value of the total assets of the Fund.

         (4) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

         (5) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

         GLOBAL FUND will not:

         (1) Borrow money, except from banks and only for temporary or emergency purposes and then in amounts not in excess of 5% of its total assets taken at cost or value, whichever is the lesser.

         (2) Make loans to other persons, except that the Fund's Board of Directors may, on the request of broker-dealers or other institutional investors that it deems qualified, authorize the Fund to lend securities for the purpose of covering short positions of the borrower, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if as a result the aggregate of such loans exceed 10% of the value of the Fund's total assets. The purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan. This restriction is not intended to prohibit the Fund from investing in repurchase agreements.

         (3) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         (4) Invest more than 15% of the value of its total assets in warrants.

         (5) Invest more than 25% of the value of its total assets in securities of foreign issuers, other than American Depository Receipts, that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of the value of its assets in securities with a limited trading market.

         (6) Invest 25% or more of the value of its total assets in a particular industry at one time. The Fund, however, is not limited in the amount of its total assets that may be invested in any particular country.

         (7) Underwrite securities of other issuers, except to the extent that the purchase and sale of restricted securities may be deemed to be underwriting.

         (8) Purchase or sell real estate, commodities or commodity contracts. However, the Fund may purchase interests in real estate investment trusts whose securities are registered under the 1933 Act and are readily marketable, and may purchase or sell options on securities, securities indices and foreign currencies, stock index futures, interest rate futures and foreign currency futures, as well as options on such futures contracts.

         (9) Invest in companies for the purpose of exercising control or management.

         (10) Purchase any securities on margin or sell any securities short, except to make margin deposits in connection with the use of options, futures contracts and options on futures contracts.

         (11) Purchase or retain securities of any issuer if any officer or Director of the Fund or the Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and, together such officers and Directors own more than 5% of the securities of such issuer.

         (12) Purchase or sell portfolio securities from or to the Adviser or any Director or officer thereof or of the Fund, as principals.

         (13) Buy or sell puts, calls, straddles or spreads, except with respect to options on securities, securities indices and foreign currencies or on futures contracts.

         (14) Issue senior securities.

         (15) Invest more than 5% of the value of its total assets in securities of issuers that have been in business for less than three years.

         (16) Invest in securities of other domestic investment companies, except in connection with a merger of another investment company, although the Fund may purchase the securities of foreign investment companies or investment trusts in the open market where no commissions or profits accrue to a sponsor or dealer other than customary broker's commission, provided such securities do not have an aggregate value (at cost) of more than 10% of the value of the Fund's total net assets. Investment in securities of other investment companies may cause a duplication of management and/or advisory fees.

         The following investment restrictions are not fundamental and may be changed without prior shareholder approval. These restrictions provide that the Fund may not.

         (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

         (2) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.


                         DIRECTORS/TRUSTEES AND OFFICERS

         The following table lists the Directors and executive officers of Series Fund II, Series Fund and/or GLOBAL FUND, their business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

GLENN O. HEAD*+ (73), President and Director. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors Management Company, Inc. ("EIMCO"), First Investors Corporation
("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

KATHRYN S. HEAD*+ (43), Director, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President and Director, FIC and EIC; President, EIMCO; Chairman, President and Director, First Financial Savings Bank, S.L.A.

LARRY R. LAVOIE* (51), Director. Assistant Secretary, ADM, EIC, EIMCO, FICC and FIMCO; Secretary and General Counsel, FIC.

REX R. REED** (75), Director, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

HERBERT  RUBINSTEIN**  (77),  Director,   695  Charolais  Circle,   Edwards,  CO
81632-1136. Retired; formerly President, Belvac
International Industries, Ltd. and President, Central Dental Supply.

NANCY SCHAENEN** (67), Director, 56 Midwood Terrace, Madison, NJ 07940. Trustee, Drew University and DePauw University.

JAMES M. SRYGLEY** (66), Director, 33 Hampton Road, Chatham, NJ 07982. Principal, Hampton Properties, Inc. (property investment company).

JOHN T. SULLIVAN* (66), Director and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

ROBERT F. WENTWORTH** (69), Director, RR1, Box 217, Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

JOSEPH I. BENEDEK (41), Treasurer and Principal Accounting Officer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIC, FIMCO, EIMCO and EIC; Comptroller and Treasurer, FICC.

CONCETTA DURSO (63), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

PATRICIA D. POITRA (42), Vice President. Vice President, First Investors Series Fund, First Investors U.S. Government Plus Fund and Executive Investors Trust; Director of Equities, FIMCO.

CLARK D. WAGNER (39), Vice President. Vice President, First Investors Multi-State Insured Tax Free Fund, Executive Investors Trust, First Investors New York Insured Tax Free Fund, Inc. and First Investors Government Fund, Inc.; Chief Investment Officer, FIMCO.

These Directors may be deemed to be "interested persons,"  as  defined  in   the
1940 Act.
** These Directors are members of the Board's Audit Committee.
+  Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.

         The Directors and officers, as a group, owned less than 1% of either Class A or Class B shares of each Fund.

         All of the officers and Directors, except for Ms. Poitra and Mr. Wagner, hold identical or similar positions with the other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First
Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.

         The following table lists compensation paid to the Directors of each Fund for the fiscal year ended September 30, 1998.*

                                                                                            Total
                                                                                            Compensation
                               Aggregate             Aggregate            Aggregate         From First
                               Compensation          Compensation         Compensation      Investors Family
                               From                  From                 From              of Funds Paid to
Director                       Series Fund II**      Series Fund**++      GLOBAL FUND**     Director+++
--------                       ------------------    ----------------     --------------    -----------

 James J. Coy***               $0                   $0                  $0                 $?
 Roger L. Grayson****          $0                   $0                  $0                 -0-
 Glenn O. Head                 $0                   $0                  $0                 -0-
 Kathryn S. Head               $0                   $0                  $0                 -0-
 Larry R. Lavoie+              $0                   $0                  $0                 -0-
 Rex R. Reed                   $3,500               $4,650              $1,800             $34,495
 Herbert Rubinstein            $3,500               $4,650              $1,800             $34,495
 Nancy Schaenen                $3,100               $4,100              $1,600             $31,150
 James M. Srygley              $3,500               $4,650              $1,800             $34,495
 John T. Sullivan              $0                   $0                  $0                 -0-
 Robert F. Wentworth           $3,500               $4,650              $1,800             $34,495


---------------
* Fiscal year 1998 consisted of nine calendar months for GLOBAL FUND and Series Fund, and eleven calendar months for Series II Fund.
** Compensation to officers and interested Directors of the Funds is paid by the Adviser.
***  On March 27, 1997, Mr. Coy resigned as a Director of the Funds.     Mr. Coy
     currently serves as an emeritus Director.
**** On August 20, 1998, Mr. Grayson resigned as a Director of the Funds.
+ On September 17, 1998, Mr. Lavoie was elected by the Board of Directors to serve as a Director.
++ Does not include compensation with respect to the Insured Intermediate Tax Exempt Fund.
+++ The First Investors Family of Funds consist of 15 separate registered investment companies.

                                   MANAGEMENT

         ADVISER. Investment advisory services to each Fund are provided by First Investors Management Company, Inc. pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated June 13, 1994. The Advisory Agreement was approved by each Fund's Board, including a majority of the Directors who are not parties to the Funds' Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Directors"), in person at a meeting called for such purpose and by a majority of the public shareholders of each Fund.

         Pursuant to each Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the Directors. The Advisory Agreement also provides that FIMCO shall provide the Funds with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of each Fund and assume certain expenses thereof, other than obligations or liabilities of the Funds. An Advisory Agreement may be terminated at any time, with respect to a Fund, without penalty by the Directors or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). Each Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the Directors or by a majority of the outstanding voting securities of such Fund, and, in either case, by a vote of a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval.

         Under the Advisory Agreements, each Fund is obligated to pay the Adviser an annual fee, paid monthly, according to the following schedules:

                            MID-CAP OPPORTUNITY FUND
                                                                          Annual
Average Daily Net Assets                                                   Rate
------------------------                                                   -----
Up to $200 million..............................................           1.00%
In excess of $200 million up to $500 million....................           0.75
In excess of $500 million up to $750 million....................           0.72
In excess of $750 million up to $1.0 billion....................           0.69
Over $1.0 billion...............................................           0.66

                   GROWTH & INCOME FUND, UTILITIES INCOME FUND
                                                                          Annual
Average Daily Net Assets                                                   Rate
------------------------                                                  -----
Up to $300 million..............................................           0.75%
In excess of $300 million up to $500 million....................           0.72
In excess of $500 million up to $750 million....................           0.69
Over $750 million...............................................           0.66

                                   GLOBAL FUND
                                                                          Annual
Average Daily Net Assets                                                   Rate
------------------------                                                   -----
Up to $250 million..............................................           1.00%
In excess of $250 million up to $500 million....................           0.97
In excess of $500 million up to $750 million....................           0.94
Over $750 million...............................................           0.91

           BLUE CHIP FUND, TOTAL RETURN FUND, SPECIAL SITUATIONS FUND
                                                                          Annual
Average Daily Net Assets                                                   Rate
------------------------                                                   -----
Up to $200 million..............................................           1.00%
In excess of $200 million up to $500 million....................           0.75
In excess of $500 million up to $750 million....................           0.72
In excess of $750 million up to $1.0 billion....................           0.69
Over $1.0 billion...............................................           0.66

         The following tables reflect the advisory fees paid, advisory fees waived and expenses reimbursed with respect to each Fund for the fiscal years ended October 31, 1996, December 31, 1996, October 31, 1997, December 31, 1997 and September 30, 1998.


                            Fiscal Year Ended 10/31/96          Fiscal Year Ended 10/31/97
                            --------------------------          --------------------------
                           Advisory   Advisory   Expenses     Advisory   Advisory
                           Fees       Fees       Assumed or   Fees       Fees       Expenses
                           Paid       Waived     Reimbursed   Paid       Waived     Reimbursed
                           ----       ------     ----------   ----       ------     ----------

Mid-Cap Opportunity Fund   $86,930    $28,977    $38,900      $86,930    $28,977    $38,900
GROWTH & INCOME FUND       561,048    125,042     17,942      561,048    125,042     17,942
Utilities Income Fund      601,030    169,147    137,128      601,030    169,147    137,128

                            Fiscal Year Ended 12/31/96          Fiscal Year Ended 12/31/97
                            --------------------------          --------------------------
                           Advisory   Advisory   Expenses     Advisory   Advisory
                           Fees       Fees       Assumed or   Fees       Fees       Expenses
                           Paid       Waived     Reimbursed   Paid       Waived     Reimbursed
                           ----       ------     ----------   ----       ------     ----------

BLUE CHIP FUND          $1,589,142   $490,381      $-0-    $2,451,280   $817,093       $-0-
Special Situations Fund  1,123,731    374,577       -0-     1,411,573    470,525        -0-
TOTAL RETURN FUND          417,844    139,362       -0-       474,344    158,115        -0-
GLOBAL FUND              2,491,112        -0-       -0-     2,883,822        -0-        -0-


                                   Fiscal Year Ended 9/30/98
                                   -------------------------
                                  Advisory      Advisory
                                    Fees        Fees           Expenses
                                    Paid        Waived        Reimbursed
                                    ----        ------        ----------
Mid-Cap Opportunity Fund            $243,554     $81,184         $35,000
GROWTH & INCOME FUND              $1,931,302          $0              $0
Utilities Income Fund               $886,819          $0              $0
BLUE CHIP FUND                    $2,447,114    $375,000              $0
Special Situations Fund           $1,215,398    $375,000              $0
TOTAL RETURN FUND                   $422,293    $140,764              $0
GLOBAL FUND                       $2,298,343          $0              $0


The Adviser has an Investment Committee composed of Dennis T. Fitzpatrick, George V. Ganter, Richard Guinnessey, David Hanover, Glenn O. Head, Kathryn S. Head, Nancy W. Jones, Michael O'Keefe, Patricia D. Poitra, Clark D. Wagner, and Matthew Wright. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

         First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Funds' transfer agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

         Prior to January 1, 1998, Wellington Management Company, LLP was the subadviser to GROWTH & INCOME FUND. For the fiscal years ended October 31, 1996 and 1997, the Adviser paid Wellington Management Company, LLP fees of $257,037 and $489,484, respectively.

         SUBADVISER. Wellington Management Company, LLP has been retained by the Adviser and GLOBAL FUND as the investment subadviser to GLOBAL FUND under a subadvisory agreement dated June 13, 1994 ("Subadvisory Agreement"). The
Subadvisory Agreement was approved by the Board of Directors of the Fund, including a majority of Independent Directors in person at a meeting called for such purpose and by a majority of the shareholders of the GLOBAL FUND.

         The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either GLOBAL FUND's Board of Directors or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by GLOBAL FUND's Board of Directors or a vote of a majority of the outstanding voting securities of the Fund or by the Subadvisor upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that WMC will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         Under the Subadvisory Agreement, the Adviser will pay to the Subadviser a fee at an annual rate of 0.400% of the average daily net assets of GLOBAL FUND up to and including $50 million; 0.275% of the average daily net assets in excess of $50 million up to and including $150 million, 0.225% of the average daily net assets in excess of $150 million up to and including $500 million; and 0.200% of the average daily net assets in excess of $500 million. This fee will be computed daily and paid monthly. For the fiscal years ended December 31, 1996 and 1997, and September 30, 1998, the Adviser paid the Subadviser fees of $699,146, $786,373 and $623,514, respectively

         Each Fund bears all expenses of its operations other than those assumed by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

                                   UNDERWRITER

         Series Fund II, Series Fund and GLOBAL FUND have entered into an Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Funds. The Underwriting Agreement was approved by each Fund's Board, including a majority of the Independent Directors. The Underwriting Agreement provides that it will continue in effect from year to year, with respect to a Fund, only so long as such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of such Fund, and in either case by the vote of a majority of the Independent Directors, voting in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically in the event of its assignment.

         For the fiscal year ended October 31, 1996, FIC received underwriting commissions with respect to GROWTH & INCOME FUND, Mid-Cap Opportunity Fund and Utilities Income Fund of $1,741,985, $244,548 and $1,275,372, respectively. For the same period, FIC allowed to unaffiliated dealers an additional $3,902 with respect to GROWTH & INCOME FUND, $2,805 with respect to Mid-Cap Opportunity Fund and $8,212 with respect to Utilities Income Fund.

         For the fiscal year ended December 31, 1996, FIC received underwriting commissions with respect to BLUE CHIP FUND, Special Situations Fund, Total Return Fund and GLOBAL FUND of $2,440,825, $1,840,951, $228,699 and $1,455,711,
respectively. For the same period, FIC allowed to unaffiliated dealers an additional $11,607 with respect to BLUE CHIP FUND, $44,618 with respect to Special Situations Fund, $2,402 with respect to TOTAL RETURN FUND and $5,196 with respect to GLOBAL FUND.

         For the fiscal year ended October 31, 1997, FIC received underwriting commissions with respect to GROWTH & INCOME FUND, Mid-Cap Opportunity Fund and Utilities Income Fund of $2,689,581, $365,416 and $586,037, respectively. For the same period, FIC allowed to unaffiliated dealers an additional $8,575 with respect to GROWTH & INCOME FUND, $1,353 with respect to Mid-Cap Opportunity Fund and $770 with respect to Utilities Income Fund.

         For the fiscal year ended December 31, 1997, FIC received underwriting commissions with respect to BLUE CHIP FUND, Special Situations Fund, Total Return Fund and GLOBAL FUND of $3,445,078, $1,787,009, $372,980 and $1,410,014,
respectively. or the same period, FIC allowed to unaffiliated dealers an additional $22,793 with respect to BLUE CHIP FUND, $19,149 with respect to Special Situations Fund, $0 with respect to TOTAL RETURN FUND and $5,856 with respect to GLOBAL FUND.

         For the fiscal year ended September 30, 1998, FIC received underwriting commissions with respect to Growth & Income Fund, Mid-Cap Opportunity Fund, Utilities Income Fund, BLUE CHIP FUND, Special Situations Fund, Total Return Fund and GLOBAL FUND of $3,063,270, $583,003, $766,650, $2,563,743, $1,334,822,
$398,189, and $814,076, respectively. For the same period, FIC allowed to unaffiliated dealers an additional $12,781 with respect to GROWTH & INCOME FUND, $3,970 with respect to Mid-Cap Opportunity Fund, $1,729 with respect to Utilities Income Fund, $10,859 with respect to BLUE CHIP FUND, $8,944 with respect to Special Situations Fund, $472 with respect to TOTAL RETURN FUND and $2,883 with respect to GLOBAL FUND.

                               DISTRIBUTION PLANS

         As stated in the Funds' Prospectus, pursuant to a separate plan of distribution for each class of shares adopted by Series Fund II, Series Fund and GLOBAL FUND pursuant to Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan" and, collectively, "Plans"), each Fund is authorized to compensate the Underwriter for certain expenses incurred in the distribution of that Fund's shares and the servicing or maintenance of existing Fund shareholder accounts. Each Class A Plan is a compensation plan exempt for the GLOBAL FUND Class A Plan which is a reimbursement plan. Each Class B Plan is a compensation plan.

         Each Plan was approved by each Fund's Board, including a majority of the Independent Directors, and by a majority of the outstanding voting securities of the relevant class of each Fund. Each Plan will continue in effect from year to year, with respect to a Fund, as long as its continuance is approved annually by either the Board or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Directors. The Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of such Independent Directors then in office.

         Each Plan can be terminated at any time by a vote of a majority of the applicable Fund's Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. Any change to any Plan that would materially increase the costs to that class of shares of such Fund may not be instituted without the approval of the outstanding voting securities of the class of shares of such Fund as well as any class of shares that converts into that class. Such changes also require approval by a majority of the applicable Fund's Independent Directors.

         In adopting each Plan, the Board considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit each Fund and their class of shareholders. The Board believes that the amounts spent pursuant to each Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.

         In reporting amounts expended under the Plans to the Directors, in the event tht the expenses are not related solely to one class, FIMCO will allocate expenses attributable to the sale of each class of a Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of that Fund's shares.

         For the fiscal year ended September 30, 1998, GROWTH & INCOME FUND, Mid-Cap Opportunity Fund, Utilities Income Fund, Blue Chip Fund, Special Situations Fund, Total Return Fund and GLOBAL FUND paid $668,814, $86,556, $321,409, $875,895, $445,708, $161,479 and $669,986, respectively, in fees pursuant to the Class A Plan. For the same period, the Underwriter incurred the following Class A Plan-related expenses with respect to each Fund:

                         Compensation to     Compensation to     Compensation to
Fund                     Underwriter           Dealers         Sales Personnel

GROWTH & INCOME FUND          $460,843               $345             $207,626
Mid-Cap Opportunity Fund        59,883                134               26,538
Utilities Income Fund          222,267                 24               99,117
BLUE CHIP FUND                 566,219                162              309,005
Special Situations Fund        283,690             13,290              148,938
TOTAL RETURN FUND              101,599                 15               59,727
GLOBAL FUND                    391,303                149              278,373


         For the fiscal year ended September 30, 1998, GROWTH & INCOME FUND, Mid-Cap Opportunity Fund, Utilities Income Fund, Blue Chip Fund, Special Situations Fund, Total Return Fund and GLOBAL FUND paid $344,036, $36,000, $110,042, $343,166, $134,841, $24,799 and $90,899, respectively, in fees pursuant to the Class B Plan. For the same period, the Underwriter incurred the following Class B Plan-related expenses with respect to each Fund:

                         Compensation to     Compensation to     Compensation to
Fund                     Underwriter           Dealers         Sales Personnel

GROWTH & INCOME FUND          $325,664             $1,212              $17,160
Mid-Cap Opportunity Fund        34,765                 84                1,152
Utilities Income Fund          101,369               316                8,358
BLUE CHIP FUND                 319,007              4,069               19,610
Special Situations Fund        124,117                888                9,823
TOTAL RETURN FUND               23,962                 83                  683
GLOBAL FUND                     82,594                310                7,899


DEALER CONCESSIONS. With respect to Class A shares of each Fund, the Fund will reallow a portion of the sales load to the dealers selling the shares as shown in the following table:

                                      Sales Charges as % of
                                      ---------------------      Concession to
                                       Offering    Net Amount    Dealers as % of
Amount of Investment                   Price       Invested      Offering Price
--------------------                   -----       --------      --------------
Less than $25,000..................     6.25%        6.67%            5.13%
$25,000 but under $50,000..........     5.75         6.10             4.72
$50,000 but under $100,000.........     5.50         5.82             4.51
$100,000 but under $250,000........     4.50         4.71             3.69
$250,000 but under $500,000........     3.50         3.63             2.87
$500,000 but under $1,000,000......     2.50         2.56             2.05

                        DETERMINATION OF NET ASSET VALUE

         Except as provided herein, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market ("OTC") (including securities listed on exchanges whose primary market is believed to be
OTC) are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Securities may also be priced by pricing services. Pricing services use quotations obtained from investment dealers or brokers for the particular securities being evaluated, information with respect to market transactions in comparable securities and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the particular Fund's officers in a manner specifically authorized by the Board.

         With respect to each Fund, "when-issued securities" are reflected in the assets of the Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing service. For valuation purposes, where applicable, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

         Each Fund's Board may suspend the determination of a Fund's net asset value per share separately for each class of shares for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

         EMERGENCY PRICING PROCEDURES. In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

         1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

         2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

                  (a) In the case of a mail order the order will be considered received by a Fund when the postal service has delivered it to FIC's offices in Woodbridge, New Jersey prior to the close of regular trading on the NYSE, or at such other time as may be prescribed in its prospectus; and

                  (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in its prospectus.

         3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

         4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the NAV for the Funds and their shareholders.


                        ALLOCATION OF PORTFOLIO BROKERAGE

         The Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions, however the price paid for the security may include an undisclosed dealer commission or "mark-up" or selling concessions. The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. The Adviser may also purchase securities traded in the OTC market. As a general practice, OTC securities are usually purchased from market makers without paying commissions, although the price of the security usually will include undisclosed compensation. However, when it is advantageous to the Fund the Adviser may utilize a broker to purchase OTC securities and pay a commission.

         In purchasing and selling portfolio securities on behalf of the Fund, the Adviser will seek to obtain best execution. The Fund may pay more than the lowest available commission in return for brokerage and research services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and Lipper's Directors' Analytical Data concerning Fund performance and fees. The Adviser generally uses the research and other services to service all the funds in the First Investors Family of Funds, rather than the particular Funds whose commissions may pay for research or other services. In other words, a Fund's brokerage may be used to pay for a research service that is used in managing another Fund within the First Investors Fund Family. The Lipper's Directors' Analytical Data is used by the Adviser and the Fund Board to analyze a fund's performance relative to other comparable funds.

         In selecting the broker-dealers to execute the Fund's portfolio transactions, the Adviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser does not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing fund shares. Moreover, no broker-dealer affiliated with the Adviser participates in commissions generated by portfolio orders placed on behalf of the Fund.

         The Adviser may combine transaction orders placed on behalf of a Fund and any other fund in the First Investors Group of Funds, any Fund of Executive Investors Trust and First Investors Life Insurance Company, affiliates of the Funds for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by the Board of Directors.

         The following tables reflect the total commissions paid, commissions paid to brokers who furnished research services and the amount of portfolio transactions for which commissions were paid to brokers for research services, with respect to each Fund for the fiscal years ended October 31, 1996, December 31, 1996, October 31, 1997, December 31, 1997 and September 30, 1998.


                                      Fiscal Year Ended 10/31/96                     Fiscal Year Ended 10/31/97
                                      --------------------------                     --------------------------
                                                             Transactions                                  Transactions
                                                               for Which                                     for Which
                                              Commissions     Commissions                   Commissions     Commissions
                                 Total          Paid for       Paid for         Total         Paid for       Paid for
                              Commissions       Research       Research      Commissions      Research       Research
                                  Paid          Services       Services         Paid          Services       Services
                                  ----          --------       --------         ----          --------       --------
Mid-Cap Opportunity Fund        $39,267          $21,766      $5,012,732     $111,995       $17,242        $6,861,292
GROWTH & INCOME FUND             92,694           35,498      28,859,209      146,190        46,196        50,452,086
Utilities Income Fund           210,594           62,273      26,793,286      277,318        13,624         6,820,235


                                      Fiscal Year Ended 12/31/96                     Fiscal Year Ended 12/31/97
                                      --------------------------                     --------------------------

                                                             Transactions                                  Transactions
                                                               for Which                                     for Which
                                              Commissions     Commissions                   Commissions     Commissions
                                 Total          Paid for       Paid for         Total         Paid for       Paid for
                              Commissions       Research       Research      Commissions      Research       Research
                                  Paid          Services       Services         Paid          Services       Services
                                  ----          --------       --------         ----          --------       --------
BLUE CHIP FUND               $267,278        $121,545        $60,753,840    $497,747       $270,364        $198,146,829
Special Situations Fund       240,088         125,413         46,784,781     285,203        126,202          51,723,575
TOTAL RETURN FUND              93,483          30,665         15,308,100     101,918         41,817          24,738,675
GLOBAL FUND                   964,445          23,910         15,987,718     940,540         44,537          45,620,259


                                       Fiscal Year Ended 9/30/98
                                       -------------------------
                                                              Transactions
                                                              for Which
                                              Commissions     Commissions
                                   Total        Paid for       Paid for
                                Commissions     Research       Research
                                    Paid        Services       Services
                                    ----        --------       --------
Mid-Cap Opportunity Fund            $89,618         $12,996     $5,787,100
GROWTH & INCOME FUND               $257,106         $30,162    $23,988,319
Utilities Income Fund              $245,565         $31,740    $23,906,565
BLUE CHIP FUND                     $699,323         $55,969    $52,726,903
Special Situations Fund            $249,971         $26,598    $11,528,675
TOTAL RETURN FUND                  $108,028         $23,685    $20,827,238
GLOBAL FUND                      $1,169,770         $25,798    $24,747,557


                   PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

         Information regarding the purchase, redemption and exchange of Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may be obtained free of charge by contacting your Fund.

         REDEMPTIONS-IN-KIND. If each Fund's Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Fund. In this connection, Series Fund II has elected to be governed by Rule 18f-1 under the 1940 Act. Pursuant to Rule 18f-1 Series Fund II is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. With respect to all Funds, if shares are redeemed in kind, the redeeming shareholder will likely incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities for this purpose is described under "Determination of Net Asset Value."


                                      TAXES

         In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended, a Fund -- each Fund being treated as a separate corporation for these purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer. If a Fund failed to qualify as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits.

         Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         A portion of the dividends from a Fund's investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

         If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         Dividends and interest received by Growth & Income Fund, Special Situations Fund, GLOBAL FUND and TOTAL RETURN FUND, and gains realized by these Funds, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes paid by it. Pursuant to any such election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) could either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the tax credit against the shareholder's Federal income tax. Each Fund that makes this election will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         GROWTH & INCOME FUND, Special Situations Fund, Total Return and Global Fund may each invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder - that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to Federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain - which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Each Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over a Fund's adjusted basis in that stock as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs).

         GLOBAL FUND's use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward currency contracts, involve complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), futures and options thereon, and forward currency contracts derived by GLOBAL FUND with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

         Mid-Cap Opportunity Fund, TOTAL RETURN FUND and Utilities Income Fund may acquire zero coupon or other securities issued with original issue discount. As a holder of those securities, each such Fund must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, each such Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

         If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

                             PERFORMANCE INFORMATION

         A Fund may advertise its top holdings from time to time. A Fund may also advertise its performance in various ways.

         Each Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                  T=[(ERV/P)(1/n)]-1

         The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

                  (ERV-P)/P  = TOTAL RETURN

         Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, each Fund will deduct the maximum sales charge of 6.25% (as a percentage of the offering price) from the initial $1,000 payment and, for Class B shares, the applicable CDSC imposed on a redemption of Class B shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

         Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return information will fluctuate over time and return information for any given past period will not be an indication or representation of future rates of return. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

         Average annual return and total return computed at the public offering price (maximum sales charge for Class A shares and applicable CDSC for Class B shares) for the period ended September 30, 1998 are set forth in the tables below:


AVERAGE ANNUAL TOTAL RETURN: 1, 2
                                        One Year               Five Years           Life of Fund
                                  --------------------   --------------------   ----------------------
                                  Class A     Class B    Class A     Class B    Class A     Class B
                                   Shares      Shares3    Shares      Shares3    Shares      Shares3
                                   ------      ------     ------      ------     ------      ------

Mid-Cap Opportunity Fund            (25.24%)   (23.99%)     6.11%       N/A         5.96%       8.86%
Utilities Income Fund                 7.87%     10.45%      8.36%       N/A         9.03%      15.91%
GROWTH & INCOME FUND                  (.92%)     1.07%       N/A        N/A        14.25%      20.19%
BLUE CHIP FUND                       (7.00%)    (5.45%)    12.99%       N/A        11.82%      19.15%
Special Situations Fund             (30.63%)   (29.48%)     3.60%       N/A        12.49%       5.75%
TOTAL RETURN FUND                    (2.70%)     (.90%)     9.47%       N/A         8.95%      14.58%
GLOBAL FUND                         (13.56%)   (12.13%)     6.99%       N/A         8.84%       9.23%


         TOTAL RETURN: 1, 2

                                  Class A     Class B    Class A     Class B    Class A     Class B
                                   Shares      Shares3    Shares      Shares3    Shares      Shares3
                                   ------      ------     ------      ------     ------      ------
Mid-Cap Opportunity Fund            (25.24%)   (23.99%)    34.54%        N/A       42.42%      37.10%
Utilities Income Fund                 7.87%     10.45%     49.42%        N/A       62.37%      73.07%
GROWTH & INCOME FUND                  (.92%)     1.07%      N/A          N/A       94.42%      98.06%
BLUE CHIP FUND                       (7.00%)    (5.45%)    84.13%        N/A      197.15%      91.75%
Special Situations Fund             (30.63%)   (29.48%)    19.32%        N/A      157.58%      23.11%
TOTAL RETURN FUND                    (2.70%)     (.90%)    57.21%        N/A      106.15%      65.82%
GLOBAL FUND                         (13.56%)   (12.13%)    40.21%        N/A      133.38%      38.80%


1 All Class A total return figures assume the maximum front-end sales charge of 6.25% and dividends reinvested at net asset value. All Class B total return figures assume the maximum applicable CDSC. Prior to July 1, 1993, the maximum front-end sales charge was 6.90%. Prior to December 29, 1989, the maximum front-end sales charge was 7.25% for BLUE CHIP FUND and 8.50% for GLOBAL FUND.
2 Certain expenses of the Funds have been waived from commencement of operations through September 30, 1998. Accordingly, return figures are higher than they would have been had such expenses not been waived.
3 The commencement date for the offering of Class B shares is January 12, 1995.


         Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual return and total return computed at net asset value for the period ended September 30, 1998 are set forth in the tables below:


         AVERAGE ANNUAL TOTAL RETURN: 1

                                       One Year               Five Years           Life of Fund
                                  -------------------    -------------------    -------------------
                                  Class A     Class B    Class A     Class B    Class A     Class B
                                  Shares      Shares2    Shares      Shares2    Shares      Shares2
                                  ------      ------     ------      ------     ------      ------
Mid-Cap Opportunity Fund          (20.24%)   (20.82%)     7.50%        N/A        7.10%       9.50%
Utilities Income Fund              15.14%     14.45%      9.77%        N/A       10.29%      16.45%
GROWTH & INCOME FUND                5.72%      5.07%        N/A        N/A       15.74%      20.68%
BLUE CHIP FUND                      (.80%)    (1.51%)    14.45%        N/A       12.56%      19.65%
Special Situations Fund           (26.01%)   (26.54%)     4.95%        N/A       13.40%       6.44%
TOTAL RETURN FUND                   3.80%      3.10%     10.89%        N/A        9.78%      15.14%
GLOBAL FUND                        (7.78%)    (8.46%)     8.39%        N/A        9.54%       9.86%


         TOTAL RETURN: 1
                                       One Year               Five Years           Life of Fund
                                  --------------------   -------------------    -------------------
                                  Class A     Class B    Class A     Class B    Class A     Class B2
                                  Shares      Shares2    Shares      Shares2    Shares      Shares2
                                  ------      ------     ------      ------     ------      ------
Mid-Cap Opportunity Fund          (20.24%)   (20.82%)    43.55%        N/A       51.96%      40.10%
Utilities Income Fund              15.14%     14.45%     59.36%        N/A       73.12%      76.07%
GROWTH & INCOME FUND                5.72%      5.07%       N/A         N/A      107.46%     101.06%
BLUE CHIP FUND                      (.80%)    (1.51%)    96.36%        N/A      216.91%      94.75%
Special Situations Fund           (26.01%)   (26.54%)    27.30%        N/A      174.73%      26.11%
TOTAL RETURN FUND                   3.80%      3.10%     67.66%        N/A      119.81%      68.82%
GLOBAL FUND                        (7.78%)    (8.46%)    49.62%        N/A      148.71%      41.80%


1 Certain expenses of the Funds have been waived from commencement of operations through September 30, 1998. Accordingly, return figures are higher than they would have been had such expenses not been waived.
2 The commencement date for the offering of Class B shares is January 12, 1995.


         Each Fund may include in advertisements and sales literature, information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gain distributions in additional shares. These examples may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by the Funds of past or future yield or return. Examples of typical graphs and charts depicting such historical performance, compounding and hypothetical returns are included in Appendix C.

         From time to time, in reports and promotional literature, the Funds may compare their performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposit, and six-month money market certificates or indices of broad groups of unmanaged securities considered to be representative of, or similar to, the Funds' portfolio holdings, such as:

                  Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

                  Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

                  Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

                  Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

                  THE WALL STREET JOURNAL, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., Credit Suisse First Boston, Salomon Smith Barney, Morgan Stanley Dean Witter & Co., Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette, Value Line, Datastream International, HBSC James Capel, Warburg Dillion Read, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

                  Merrill Lynch, Pierce, Fenner & Smith, Inc. "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

                  Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

                  Reuters, a wire service that frequently reports on global business.

                  The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

                  The Credit Suisse First Boston High Yield Index is designed to measure the performance of the high yield bond market.

                  The Lehman Brothers Aggregate Index is an unmanaged index which generally covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities.

                  The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million.

                  Moody's Stock Index, an unmanaged index of utility stock performance.

                  The Morgan Stanley All Country World Free Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

                  The Morgan Stanley World Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges.

                  The NYSE composite of component indices--unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

                  The Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

                  The Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization. The Russell 2500 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

                  The   Salomon   Brothers   Government   Index   is  a   market
         capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies.

                  The   Salomon   Brothers    Mortgage   Index   is   a   market
         capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project notes.

                  The Standard & Poor's 400 Midcap Index is an unmanaged capitalization-weighted index that is generally representative of the U.S. market for medium cap stocks.

                  The Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average of 30 stocks are unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

                  The   Standard   &   Poor's    Smallcap   600   Index   is   a
         capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

                  The Standard & Poor's Utilities Index is a capitalization-weighted index of 37 stocks designed to measure the performance of the utilities sector of the S&P 500 Index. The Index assumes the reinvestment of dividends.

                  Moody's Stock Index, an unmanaged index of utility stock performance.

                  From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.


                               GENERAL INFORMATION

         Series Fund is a Massachusetts business trust organized on September 23, 1988. Series Fund is authorized to issue an unlimited number of shares of beneficial interest, no par value, in such separate and distinct series and classes of shares as the Board of Trustees shall from time to time establish. The shares of beneficial interest of Series Fund are presently divided into five separate and distinct series, each having two classes, designated Class A shares and Class B shares. Series Fund does not hold annual shareholder meetings. If requested to do so by the holders of at lest 10% of Series Fund's outstanding shares, Series Fund's Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees. Each share of each Fund has equal voting rights except as noted above.

          GLOBAL FUND was incorporated in the state of Maryland on March 9, 1981. GLOBAL FUND's authorized capital stock consists of 100 million shares of common stock, all of one series, with a par value per share of $1.00. The Fund is authorized to issue shares of common stock in such separate and distinct series and classes of shares as the Fund's Board of Directors shall from time to time establish. The shares of common stock of the Fund are presently divided into two classes, designated Class A shares and Class B shares. Each class of the Fund represents interests in the same assets of the Fund. The Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of the Fund's outstanding shares, the Fund's Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors. Each share of the Fund has equal voting rights except as noted above.

         Series Fund II is a Maryland corporation organized on April 1, 1992. Series Fund II is authorized to issue 400 million shares of common stock, $0.001 par value, in such separate and distinct series and classes of shares as Series Fund II's Board of Directors shall from time to time establish. The shares of common stock of Series Fund II are presently divided into three separate and distinct series, each having two classes, designated Class A shares and Class B shares. Each class of a Fund represents interests in the same assets of that Fund. Series Fund II does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of a Fund's outstanding shares, the Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors. Each share of each Fund has equal voting rights except as noted above. Prior to December 31, 1997, the Mid-Cap Opportunity Fund was known as U.S.A. Mid-Cap Opportunity Fund and prior to February 15, 1996 it was known as Made in the U.S.A. Fund.

         CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund, except for the GLOBAL FUND, and employs foreign sub-custodians to provide custody of foreign assets for Special Situations Fund and TOTAL RETURN FUND. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of the GLOBAL FUND and employs foreign subcustodians to provide custody of the Global Fund's foreign assets.

         AUDITS AND REPORTS. The accounts of the Funds are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA, 19103-2108. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

         LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036 serves as counsel to the Funds.

         TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.75 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into a Fund; $5.00 for each partial withdrawal or complete liquidation; $1.00 for each Systematic Withdrawal Plan check; $4.00 for each shareholder services call; $20.00 for each item of correspondence; and $1.00 per account per report required by any governmental authority. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to forfeiture of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. The Transfer Agent's telephone number is 1-800-423-4026.

         5% SHAREHOLDERS. As of December 31, 1998, The Bank of New York, 48 Wall Street, New York, NY 10286, Custodian of First Investors Single Payment and Periodic Payment Plans for the Accumulation of Shares of First Investors Global Fund, Inc., owned of record 14.4% of the outstanding Class A shares of Global Fund for beneficial owners of such Plans.


         SHAREHOLDER LIABILITY. Series Fund is organized as an entity known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of Series Fund. The Declaration of Trust however, contains an express disclaimer of shareholder liability for acts or obligations of Series Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Fund's Declaration of Trust provides for indemnification out of the property of the Fund of any shareholder held personally liable for the obligations of Series Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Series Fund may have an obligation to indemnify Trustees and officers with respect to litigation.

         TRADING BY PORTFOLIO  MANAGERS AND OTHER  ACCESS  PERSONS.  Pursuant to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Funds and the Adviser have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Funds. Among other things, such persons, except the Director or Trustees of the Funds, as applicable: (a) must have all non-exempt trades pre-cleared; (b) are restricted from short-term trading; (c) must provide duplicate statements and transactions confirmations to a compliance officer; and (d) are prohibited from purchasing securities of initial public offerings.

                                   APPENDIX A
                        DESCRIPTION OF CORPORATE BOND AND
                          CONVERTIBLE SECURITY RATINGS

STANDARD & POOR'S

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2. Nature of and provisions of the obligation;

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI The rating "CI" is reserved for income bonds on which no interest is being paid.

         D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


MOODY'S INVESTORS SERVICE, INC.

         Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

         A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
         Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca  Bonds  which  are  rated  "Ca"  represent   obligations  which  are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX B
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S

         S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.


MOODY'S INVESTORS SERVICE, INC.

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

         Prime-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.
         -        High rates of return on funds employed.
         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                    APPENDIX C

    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference. This assumes a hypothetical investment of $10,000.

       Years        10%             8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138


                               INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate. this assumes monthly installment with a constant hypothetical return rate of 8%.

       Years        $100          $250           $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026

    [The following table is represented as a graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a difference of $331,215.

               25 years old ..............   573,443
               35 years old ..............   242,228
               45 years old ..............   103,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

    [The following table is represented as a chart in the printed document.]

The following chart illustrates the historical performance of the Dow Jones Industrial Average from 1928 through 1996.

                   1928 ..................    300.00
                   1929 ..................    248.48
                   1930 ..................    164.58
                   1931 ..................     77.90
                   1932 ..................     59.93
                   1933 ..................     99.90
                   1934 ..................    104.04
                   1935 ..................    144.13
                   1936 ..................    179.90
                   1937 ..................    120.85
                   1938 ..................    154.76
                   1939 ..................    150.24
                   1940 ..................    131.13
                   1941 ..................    110.96
                   1942 ..................    119.40
                   1943 ..................    136.20
                   1944 ..................    152.32
                   1945 ..................    192.91
                   1946 ..................    177.20
                   1947 ..................    181.16
                   1948 ..................    177.30
                   1949 ..................    200.10
                   1950 ..................    235.40
                   1951 ..................    269.22
                   1952 ..................    291.89
                   1953 ..................    280.89
                   1954 ..................    404.38
                   1955 ..................    488.39
                   1956 ..................    499.46
                   1957 ..................    435.68
                   1958 ..................    583.64
                   1959 ..................    679.35
                   1960 ..................    615.88
                   1961 ..................    731.13
                   1962 ..................    652.10
                   1963 ..................    762.94
                   1964 ..................    874.12
                   1965 ..................    969.25
                   1966 ..................    785.68
                   1967 ..................    905.10
                   1968 ..................    943.75
                   1969 ..................    800.35
                   1970 ..................    838.91
                   1971 ..................    890.19
                   1972 ..................  1,020.01
                   1973 ..................    850.85
                   1974 ..................    616.24
                   1975 ..................    858.71
                   1976 ..................  1,004.65
                   1977 ..................    831.17
                   1978 ..................    805.01
                   1979 ..................    838.74
                   1980 ..................    963.98
                   1981 ..................    875.00
                   1982 ..................  1,046.55
                   1983 ..................  1,258.64
                   1984 ..................  1,211.56
                   1985 ..................  1,546.67
                   1986 ..................  1,895.95
                   1987 ..................  1,938.80
                   1988 ..................  2,168.60
                   1989 ..................  2,753.20
                   1990 ..................  2,633.66
                   1991 ..................  3,168.83
                   1992 ..................  3,301.11
                   1993 ..................  3,754.09
                   1994 ..................  3,834.44
                   1995 ..................  5,000.00
                   1996 ..................  6,000.00

     The performance of the Dow Jones Industrial Average is not indicative of the performance of any particular investment. It does not take into account fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in any index. Please note that past performance does not guarantee future results.

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                       THE EFFECTS OF INFLATION OVER TIME

                   1966 .......................  96.61836
                   1967 .......................  93.80423
                   1968 .......................  89.59334
                   1969 .......................  84.36285
                   1970 .......................  79.88906
                   1971 .......................  77.33694
                   1972 .......................  74.79395
                   1973 .......................  68.80768
                   1974 .......................  61.27131
                   1975 .......................  57.31647
                   1976 .......................  54.63915
                   1977 .......................  51.20820
                   1978 .......................  46.98000
                   1979 .......................  41.46514
                   1980 .......................  36.85790
                   1981 .......................  33.84564
                   1982 .......................  32.60659
                   1983 .......................  31.41290
                   1984 .......................  30.23378
                   1985 .......................  29.12696
                   1986 .......................  28.81005
                   1987 .......................  27.59583
                   1988 .......................  26.43279
                   1989 .......................  25.27035
                   1990 .......................  23.81748
                   1991 .......................  23.10134
                   1992 .......................  22.45028
                   1993 .......................  21.86006
                   1994 .......................  21.28536
                   1995 .......................  20.76620
                   1996 .......................  20.16135


                   1996 .......................  100.00
                   1997 .......................  103.00
                   1998 .......................  106.00
                   1999 .......................  109.00
                   2000 .......................  113.00
                   2001 .......................  116.00
                   2002 .......................  119.00
                   2003 .......................  123.00
                   2004 .......................  127.00
                   2005 .......................  130.00
                   2006 .......................  134.00
                   2007 .......................  138.00
                   2008 .......................  143.00
                   2009 .......................  147.00
                   2010 .......................  151.00
                   2011 .......................  156.00
                   2012 .......................  160.00
                   2013 .......................  165.00
                   2014 .......................  170.00
                   2015 .......................  175.00
                   2016 .......................  181.00
                   2017 .......................  186.00
                   2018 .......................  192.00
                   2019 .......................  197.00
                   2020 .......................  203.00
                   2021 .......................  209.00
                   2022 .......................  216.00
                   2023 .......................  222.00
                   2024 .......................  229.00
                   2025 .......................  236.00
                   2026 .......................  243.00

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and service as in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.

* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

    [The following tables are represented as graphs in the printed document.]

This chart illustrates that historically, the longer you hold onto stocks, the greater chance that you will have a positive return.

                               1926 through 1996*

                               Total           Number of       Percentage of
                             Number of         Positive           Positive
   Rolling Period             Periods           Periods           Periods
   --------------             -------           -------           -------
     1-Year                      71                51                72%
     5-Year                      67                60                90%
     10-Year                     62                60                97%
     15-Year                     57                57               100%
     20-Year                     52                52               100%


The following chart shows the compounded annual return of large company stocks compared to U.S. Treasury Bills and inflation over the most recent 15 year period. **

                    Compound Annual Return from 1982 -- 1996*

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Large Company Stocks ..........  16.79


The following chart illustrates for the period shown that long-term corporate bonds have outpaced U.S. Treasury Bills and inflation.

                    Compound Annual Return from 1982 -- 1996*

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Long-Term Corp. bonds .........  13.66


* Source: Used with permission. (c)1997 Ibbotson Associates, Inc. All rights reserved. [Certain provisions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

** Please note that U.S. Treasury bills are guaranteed as to principal and interest payments (although the funds that invest in them are not), while stocks will fluctuate in share price. Although past performance cannot guarantee future results, returns of U.S. Treasury bills historically have not outpaced inflation by as great a margin as stocks.

The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                          Your Taxable Equivalent Yield

                                        Your Federal Tax Bracket
                           ---------------------------------------------

                           28.0%        31.0%       36.0%       39.6%
  your tax-free yield
          3.00%             4.17%        4.35%       4.69%       4.97%
          3.50%             4.86%        5.07%       5.47%       5.79%
          4.00%             5.56%        5.80%       6.25%       6.62%
          4.50%             6.25%        6.52%       7.03%       7.45%
          5.00%             6.94%        7.25%       7.81%       8.25%
          5.50%             7.64%        7.97%       8.59%       9.11%


This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

    [The following table is represented as a graph in the printed document.]


The following graph illustrates how income has affected the gains from stock investments since 1965.


          S&P 500 Dividends Reinvested            S&P 500 Principal Only

12/31/64                        10,000                            10,000
12/31/65                        11,269                            10,906
12/31/66                        10,115                             9,478
12/31/67                        12,550                            11,383
12/31/68                        13,948                            12,255
12/31/69                        12,795                            10,863
12/31/70                        13,299                            10,873
12/31/71                        15,200                            12,046
12/31/72                        18,088                            13,929
12/31/73                        15,431                            11,510
12/31/74                        11,346                             8,090
12/31/75                        15,570                            10,642
12/31/76                        19,296                            12,680
12/31/77                        17,915                            11,221
12/31/78                        19,092                            11,340
12/31/79                        22,645                            12,736
12/31/80                        30,004                            16,019
12/31/81                        28,528                            14,460
12/31/82                        34,674                            16,595
12/31/83                        42,496                            19,461
12/31/84                        45,161                            19,733
12/31/85                        59,489                            24,930
12/31/86                        70,594                            28,575
12/31/87                        74,301                            29,154
12/31/88                        86,641                            32,769
12/31/89                       114,093                            41,699
12/31/90                       110,549                            38,964
12/31/91                       144,230                            49,214
12/31/92                       155,218                            51,411
12/31/93                       170,863                            55,039
12/31/94                       173,120                            54,191
12/31/95                       238,175                            72,676
12/31/96                       292,863                            87,403
11/30/97                       383,977                           112,732


Source: First Investors Management Company, Inc. Standard & Poor's is a registered trademark. The S&P 500 is an unmanaged index comprising 500 common stocks spread across a variety of industries. The total returns represented above compare the impact of reinvestment of dividends and illustrates past performance of the index. The performance of any index is not indicative of the performance of a particular investment and does not take into account the effects of inflation or the fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in any index. Mutual fund shares will fluctuate in value, therefore, the value of your original investment and your return may vary. Moreover, past performance is no guarantee of future results.

                              Financial Statements
                            as of September 30, 1998

Registrants incorporate by reference the financial statements and report of independent auditors contained in the Annual Reports to shareholders for the fiscal years ended September 30, 1998 for First Investors Global Fund, Inc., First Investors Series Fund II, Inc., and First Investors Series Fund, Blue Chip Fund, Total Return Fund and Special Situations Fund, electronically filed with the Commission on December 3, 1998 (Accession Number: 0001047469-98-042877).

(Front Cover)

(First Investors Logo)
SHAREHOLDER MANUAL

A GUIDE TO YOUR FIRST INVESTORS MUTUAL FUND ACCOUNT
EFFECTIVE FEBRUARY 19, 1999

INTRODUCTION

Investing in mutual funds doesn't have to be complicated. In addition to a wide variety of mutual funds, First Investors offers personalized service. Your registered representative is available to answer your questions and help you process your transactions. In the event you wish to process a transaction directly, the material provided in this easy-to-follow guide tells you how to contact us and explains our policies and procedures.
Please read this manual completely to gain a better understanding of how shares are bought, sold, exchanged, and transferred. In addition, the manual provides you with a description of the services we offer to simplify investing. The services, privileges and fees referenced in this manual are subject to change. You should call our Shareholder Services Department at 1 (800) 423-4026 before initiating any transaction.
This manual must be preceded or accompanied by a First Investors mutual fund prospectus. For more complete information on any First Investors Fund, including charges and expenses, refer to the prospectus. Read the prospectus carefully before you invest or send money.


TABLE OF CONTENTS

HOW TO BUY SHARES
To Open An  Account                     5
To Open a  Retirement  Account          6
Additional Investments                  6
Acceptable  Forms  of  Payment          6
Share  Classes                          6
Share  Class Specification              7
Class A  Shares                         7
Class B  Shares                         9
How To Pay                              10

HOW TO SELL SHARES
Written Redemptions                     13
Telephone Redemptions                   13
Electronic Funds Transfer               13
Systematic Withdrawal Plans             14
Expedited Wire Redemptions              14

HOW TO EXCHANGE SHARES
Exchange Methods                        15
Exchange Conditions                     15
Exchanging Funds With Automatic Investments
or Systematic Withdrawals               16

WHEN AND HOW
ARE FUND SHARES PRICED?                 17

HOW ARE PURCHASE,
REDEMPTION AND
EXCHANGE ORDERS

PROCESSED AND PRICED?                   17

RIGHT TO REJECT PURCHASE
OR EXCHANGE ORDERS                      19

SIGNATURE GUARANTEE
POLICY                                  19

TELEPHONE PRIVILEGES
Security Measures                       20
Eligibility                             20

OTHER SERVICES                          22

ACCOUNT STATEMENTS
Transaction Confirmation Statements     24
Master Account Statements               24
Annual and Semi-Annual Reports          24

DIVIDENDS AND DISTRIBUTIONS
Dividends and Distributions             25
Buying a Dividend                       25

TAX FORMS                               26


HOW TO BUY SHARES

First Investors offers a wide variety of mutual funds to meet your financial needs ("FI Funds"). Your First Investors registered representative will review your financial objectives and risk tolerance, explain our product line and services, and help you select the right investments. Call our Shareholder Services Department at 1 (800) 423-4026 for the number of the First Investors office near you or visit us on-line at www.firstinvestors.com

o TO OPEN AN ACCOUNT

Before investing, you must establish an account with your broker/dealer. At First Investors Corporation ("FI") you do this by completing and signing a Master Account Agreement ("MAA"). After you determine the fund(s) you want to purchase, deliver your completed MAA and your check, made payable to First Investors Corporation, to your registered representative. New client accounts must be established through your registered representative.
You need to tell us how you want your shares registered when you open a new Fund account. Please keep the following information in mind:

-JOINT ACCOUNTS. For any account with two or more owners, all owners must sign requests to process transactions. Telephone privileges allow any one of the owners to process transactions independently.
-GIFTS AND TRANSFERS TO MINORS. Custodial accounts for a minor may be established under your state's Uniform Gifts/Transfers to Minors Act. Custodial accounts are registered under the minor's social security number.
-TRUSTS. A trust account may be opened only if you have a valid written trust document.

-TRANSFER ON DEATH (TOD). TOD registrations, available on all FI Funds in all states, allow individual and joint account owners to name one or more beneficiaries. The ownership of the account automatically passes to the named beneficiaries in the event of the death of all account owners.

-DIVIDENDS AND CAPITAL GAINS. Fund distributions will be automatically reinvested in your account unless you request otherwise.

SOME REGISTRATIONS REQUIRE ADDITIONAL PAPERWORK.

TYPE OF ACCOUNT          ADDITIONAL DOCUMENTS REQUIRED

Corporations
Partnership
& Trusts                 First Investors Certificate of Authority

Transfer On Death        First Investors TOD Registration Request Form
(TOD)

Estates Original or Certified Copy of Death Certificate Certified Copy of Letters Testamentary/Administration First Investors Executor's Certification & Indemnification Form

Conservatorships         Copy of court document appointingConservator/Guardian
& Guardianships

o TO OPEN A RETIREMENT ACCOUNT

Fund shares may be purchased for your  retirement  account by completing the MAA
and  the  appropriate  retirement  plan  application.   First  Investors  offers
retirement  plans for both  individuals  and  employers  as follows:
INDIVIDUAL RETIREMENT ACCOUNTS including Roth, Traditional, and Rollover IRAs. SIMPLE IRAS offered by employers.
SEP-IRAS (SIMPLIFIED EMPLOYEE PENSION PLANS) for small business owners or people with income from self-employment, including SARSEP IRAs.
403(B)(7) accounts for employees of eligible tax-exempt organizations such as schools, hospitals and charitable organizations.
401(K) plans for employers.
MONEY PURCHASE PENSION
& PROFIT SHARING plans for sole proprietors.
For more information about these plans call your registered representative or our Shareholder Services Department at
1 (800) 423-4026.

o MINIMUM INITIAL INVESTMENT

You can open a non-retirement account with a check made payable to First Investors Corporation for as little as $1,000. The minimum is waived if you open an account through one of our Automatic Investment Programs (see "How to Pay") or through a full exchange from another FI Fund. You can open a First Investors Traditional IRA or Roth IRA with as little as $500 (except for the Cash Management Fund which requires a $1,000 investment). Other retirement accounts may have lower initial investment requirements at the Fund's discretion.

o ADDITIONAL  INVESTMENTS

Once you have established an account, you can add to it through your registered representative or by sending us a check directly. There is no minimum requirement on additional purchases into existing fund accounts.
Remember to include your FI Fund account number on your check made payable to First Investors Corporation.
Mail checks to:
First Investors Corporation
Attn:Dept. CP
581 Main Street
Woodbridge,  NJ 07095-1198

o ACCEPTABLE FORMS OF PAYMENT

The following forms of payment are acceptable:
-checks made payable to First Investors Corporation
-Money Line electronic funds transfers
-federal funds wire transfers
For your protection, never give your registered presentative cash or a check made payable to your registered representative.
We DO NOT accept:
-Third party checks
-Traveler's checks
-Checks drawn on non-US banks
-Money orders
-Cash

o SHARE CLASSES

All FI Funds are available in Class A and Class B shares. Direct purchases into Class B share money market accounts are not accepted. Class B money market fund shares may only be acquired through an exchange from another Class B share account or through Class B share dividend cross-reinvestment. Each class of shares has its own cost structure. As a result, different classes of shares in the same fund generally have different prices. Class A shares have a front-end sales charge. Class B shares have a contingent deferred sales charge ("CDSC"). While both classes have a Rule 12b-1 fee, the fee on Class B shares is generally higher. The principal advantages of Class A shares are that they have lower overall expenses, the availability of quantity discounts on sales charges, and certain account privileges that are not offered on Class B shares. The principal advantage of Class B shares is that all your money is put to work from the outset. Your registered representative can help you decide which class of shares is best for you.

o SHARE CLASS SPECIFICATION

It's very important to specify which class of shares you wish to purchase when you open a new account. All First Investors account applications have a place to designate your preference. If you do not specify which class of shares you want to purchase, Class A shares will automatically be purchased.

o CLASS A SHARES

When you buy Class A shares, you pay the offering price - the net asset value of the fund plus a front-end sales charge. The front-end sales charge declines with larger investments.

     CLASS A SALES CHARGES
                             as a % of            as a % of Your
     Your Investment         Offering Price       Investment
     up to  $24,999              6.25%              6.67%
     $25,000 - $49,999           5.75%              6.10%
     $50,000 - $99,999           5.50%              5.82%
     $100,000 - $249,999         4.50%              4.71%
     $250,000 - $499,999         3.50%              3.63%
     $500,000 - $999,999         2.50%              2.56%

   Investments of $1 million or more will only be made in Class A shares at the Fund's net asset value.

   Generally, you should consider purchasing Class A shares if you plan to invest $250,000 or more either initially or over time.

o SALES CHARGE WAIVERS &
REDUCTIONS ON CLASS A SHARES

If you qualify for one of the sales charge reductions or waivers, it is very important to let us know at the time you place your order. Include a written statement with your check explaining which privilege applies. If you do not include this statement we cannot guarantee that you will receive the reduction or waiver.

CLASS A SHARES  MAY BE  PURCHASED WITHOUT A SALES CHARGE:

1: By an officer, trustee, director, or employee of the Fund, the Fund's adviser or subadviser, First Investors Corporation, or any affiliates of First Investors Corporation.
2: By a former officer, trustee, director, or employee of the Fund, First Investors Corporation, or their affiliates provided the person worked for the company for at least 5 years and retired or terminated employment in good standing.
3: By a FI registered representative or an authorized dealer, or by his/her spouse, child (under age 21) or grandchild (under age 21).
4: When fund distributions are reinvested in Class A shares.
5: When Systematic Withdrawal Plan payments are reinvested in Class A shares.
6: When qualified retirement plan loan repayments are reinvested in Class A shares.
7: With the liquidation proceeds from a First Investors Life Variable Annuity Fund A, C, or D contract within one year of the contract's maturity date.
8: When dividends (at least $50 a year) from a First Investors Life Insurance Company policy are invested into an EXISTING account.
9: When a group qualified plan (401(k) plans, money purchase pension plans, profit sharing plans and 403(b) plans that are subject to Title I of ERISA) is reinvesting redemption proceeds from another fund on which a sales charge or CDSC was paid.
10: With distribution proceeds from a First Investors group qualified plan account into an IRA.
11: By participant directed group qualified plans with 100 or more eligible employees or $1,000,000 or more in assets.
12: In amounts of $1 million or more.
13: By individuals under a Letter of Intent or Cumulative Purchase Privilege of $1 million or more.
FOR ITEMS 9 THROUGH 13 ABOVE: A CDSC OF 1.00% WILL BE DEDUCTED IF SHARES ARE REDEEMED WITHIN 2 YEARS OF PURCHASE.

SALES  CHARGES  ON CLASS A SHARES MAY BE REDUCED FOR:

1: Participant directed group qualified retirement plans with 99 or fewer eligible employees. The initial sales charge is reduced to 3.00% of the offering price.
2: Certain unit trust holders ("unitholders") who elect to invest the entire amount of principal, interest, and/or capital gains distributions from their unit investment trusts in Class A shares. Unitholders of various series of New York Insured Municipals-Income Trust sponsored by Van Kampen Merrit, Inc., unitholders of various series of the Multistate Tax Exempt trust sponsored by Advest Inc., and unitholders of various series of the Insured Municipal Insured National Trust, J.C. Bradford & Co. as agent, may buy Class A shares of a FI Fund with unit trust distributions at the net asset value plus a sales charge of 1.5%. Unitholders of various tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. may buy Class A shares of a FI Fund at the net asset value plus a sales charge of 1.0%.
Unitholders may make additional purchases, other than those made by unit trust distributions, at the Fund's regular offering price.

CUMULATIVE PURCHASE PRIVILEGE

The Cumulative Purchase Privilege lets you add the value of all your existing FI Fund accounts (Class A and Class B shares) to the amount of your next Class A share investment to reach sales charge discount breakpoints. For example, if the combined value of your existing FI Fund accounts is $25,000, your next purchase will be eligible for a sales charge discount at the $25,000 level. Cumulative Purchase discounts are applied to purchases as indicated in the first column of the Class A Sales Charge table.
All your accounts registered with the same social security number will be linked together under the Cumulative Purchase Privilege. In addition, your spouse's accounts and custodial accounts held for minor children residing at your home can also be linked to your accounts upon request.

-Conservator accounts are linked to the social security number of the ward, not the conservator.
-Sole proprietorship accounts are linked to personal/family accounts only if the account is registered with a social security number, not an employer identification number ("EIN").
-estamentary trusts and living trusts may be linked to other accounts registered under the same trust EIN, but not to the personal accounts of the trustee(s).
-Estate accounts may only be linked to other accounts registered under the same EIN of the estate or social security number of the decedent.
-Church and religious organizations may link accounts to others registered with the same EIN but not to the personal accounts of any member.

LETTER OF INTENT

A Letter of Intent ("LOI") lets you purchase at a discounted sales charge level even though you do not yet have sufficient investments to qualify for that discount level. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. Under an LOI, you can reduce the initial sales charge on Class A share purchases based on the total amount you agree to invest in both Class A and Class B shares during the 13 month period. Purchases made up to 90 days before the date of the LOI may be included.

By purchasing under an LOI, you acknowledge and agree to the following:
-You authorize First Investors to reserve 5% of your total intended investment in shares held in escrow in your name until the LOI is completed.
-First Investors is authorized to sell any or all of the escrow shares to satisfy any additional sales charges owed in the event you do not fulfill the LOI.
-Although you may exchange all your shares, you may not sell the reserve shares held in escrow until you fulfill the LOI or pay the higher sales charge.

CLASS B SHARES

Class B shares are sold without an initial sales charge, putting all your money to work for you immediately. If you redeem Class B shares within 6 years of purchase, a CDSC will be imposed. The CDSC declines from 4% to 0% over a 6-year period, as shown in the chart below. Class B share money market fund shares are not sold directly. They can only be acquired through an exchange from another Class B fund account. Class B shares, and the dividend and distribution shares they earn, automatically convert to Class A shares after 8 years, reducing future annual expenses.
Generally, you should consider purchasing Class B shares if you intend to invest less than $250,000 and you would rather pay higher ongoing expenses than to pay a sales charge at the outset.

CLASS B SALES CHARGES

      THE CDSC DECLINES OVER TIME AS SHOWN IN THE TABLE BELOW:
      Year  1     2     3     4     5     6     7+
      CDSC  4%    4%    3%    3%    2%    1%    0%

If shares redeemed are subject to a CDSC, the CDSC will be based on the lesser of the original purchase price or redemption price. There is no CDSC on shares acquired through dividend and capital gains reinvestment. We call these "free shares." Anytime you sell shares, your shares will be redeemed in the following manner to ensure that you pay the lowest possible CDSC:

FIRST Class B shares representing dividends and capital gains that are not subject to a CDSC.
SECOND Class B shares held more than seven years which are not subject to a CDSC.
THIRD Class  B shares held longest  which will result in the lowest CDSC.
For purposes of calculating the CDSC, all purchases made during the calendar month are deemed to have been made on the first business day of the month at the average cost of the shares purchased during that period.

SALES CHARGE WAIVERS ON
CLASS B SHARES

The CDSC on Class B shares does not apply to:
1: Appreciation on redeemed shares above their original purchase price.
2: Redemptions due to death or disability (as defined in section 72(m)(7) of the Internal Revenue Code) requested within one year of death. Additional documentation is required.

3: Distributions from employee benefit plans due to termination or plan transfer.
4: Redemptions to remove an excess contribution from an IRA or qualified retirement plan.
5: Distributions upon reaching required minimum age 70 1/2 provided you have held the shares for at least three years.
6: Annual redemptions of up to 8% of your account's value redeemed by a Systematic Withdrawal Plan. Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.
7: Shares redeemed from advisory accounts managed by or held by the Fund's investment advisor or any of its affiliates.
8: Tax-free returns of excess contributions from employee benefit plans.
9: Redemptions of non-retirement shares purchased with proceeds from the sale of shares of another fund group between April 29, 1996 and June 30, 1996 that did not pay a sales charge (other than money market fund accounts or retirement plan accounts).
10: Redemptions by the Fund when the account falls below the minimum.
11: Redemptions to pay account fees. Include a written statement with your redemption request explaining which exemption applies. If you do not include this statement we cannot guarantee that you will receive the waiver.

HOW TO PAY

You can invest using one or more of the following options:

-CHECK:
You can buy shares by writing a check payable to First Investors Corporation. If you are opening a new fund account, your check must meet the fund minimum. When making purchases to an existing account, remember to include your fund account number on your check.

-AUTOMATIC INVESTMENT PROGRAMS: We offer several automatic investment programs to simplify investing.

MONEY LINE:
With our Money Line program, you can open an account with as little as $50 a month or $600 each year in a FI Fund account by transferring funds electronically from your bank account. Money Line allows you to select the payment amount and frequency that is best for you. You can make automatic investments bi-weekly, semi-monthly, monthly, quarterly, semi-annually, or annually.

TIMING OF PURCHASES:
The date you select as your Money Line investment date is the date on which shares will be purchased. THE PROCEEDS MUST BE AVAILABLE IN YOUR BANK ACCOUNT TWO BUSINESS DAYS PRIOR TO THE INVESTMENT DATE.

HOW TO APPLY:
1Complete the Electronic Funds Transfer ("EFT") section of the application to provide complete bank information and authorize EFT fund share purchases. Attach a voided check. A signature guarantee of all shareholders and bank account owners is required.
PLEASE ALLOW AT LEAST 10 BUSINESS DAYS FOR INITIAL PROCESSING.
2Complete the Money Line section of the application to specify the amount, frequency and date of the investment.
3Submit the paperwork to your registered representative or send it to:
Administrative Data Management Corp., Attn: Control Dept.,
581 Main Street,
Woodbridge, NJ 07095-1198.

HOW TO CHANGE:
Provided you have telephone privileges, you may call Shareholder Services at 1 (800) 423-4026 to:
-Increase the payment up to $999.99.
-Decrease the payment.
-Discontinue the service.
To change investment amounts, reallocate or cancel Money Line, you must notify us at least 3 business days prior to the investment date.
You must send a signature guaranteed written request to Administrative Data Management Corp. to:
-Increase the payment to $1,000 or more.
-Change bank information.
A medallion signature guarantee (see Signature Guarantee Policy) is required to increase a Money Line payment to $2,500 or more. Changing banks or bank account numbers requires 10 days notice. Money Line service will be suspended upon notification that all account owners are deceased.

AUTOMATIC PAYROLL INVESTMENT:
With our Automatic Payroll Investment service ("API") you can systematically purchase shares by salary reduction. To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary. Contact your company payroll department to authorize the salary reductions. If not available, you may consider our Money Line program. Shares purchased through API are bought at the offering price on the day the electronic transfer is received by the Fund.

HOW TO APPLY:
1: Complete an API Application.
2: Complete an API Authorization Form.
3: Submit the paperwork to your registered representative or send it to:
Administrative Data Management Corp., Attn: Control Dept.,
581 Main Street,
Woodbridge, NJ 07095-1198.

WIRE TRANSFERS:
You may purchase shares via a federal funds wire transfer from your bank account into your EXISTING First Investors account. Federal fund wire transfer proceeds are not subject to a holding period and are available to you immediately upon receipt.
YOU MUST CALL US AT 1 (800) 423-4026 TO ADVISE US OF AN INCOMING FEDERAL FUND WIRE and provide us with the federal funds wire transfer confirmation number, the amount of the wire, and the fund account number.
To wire federal funds to an existing First Investors account (other than money markets), instruct your bank to wire your investment to:
FIRST FINANCIAL SAVINGS BANK, S.L.A.
ABA # 221272604
ACCOUNT # 0306142
YOUR NAME YOUR FIRST INVESTORS
FUND ACCOUNT #

To wire funds to an existing First Investors money market account, instruct your bank to wire your investment, as applicable, to:
CASH MANAGEMENT FUND               BANK OF NEW YORK         ABA #021000018
ACCOUNT  8900005696                YOUR  NAME
YOUR FIRST INVESTORS ACCOUNT #
TAX-EXEMPT MONEY MARKET FUND
BANK OF NEW YORK
ABA #021000018
ACCOUNT 8900023198
YOUR NAME
YOUR FIRST INVESTORS ACCOUNT #

DISTRIBUTION CROSS-INVESTMENT:

You can invest the dividends and capital gains from one fund account, excluding the money market funds, into another fund account in the same class of shares. The shares will be purchased at the net asset value on the day after the record date of the distribution.
-You must invest at least $50 a month or $600 a year into a NEW account.
-A signature guarantee is required if the ownership on both accounts is not identical.
You may establish a Distribution Cross-Investment service by contacting your registered representative or calling Shareholder Services at 1 (800) 423-4026.

SYSTEMATIC WITHDRAWAL PLAN PAYMENT INVESTMENTS:
You can invest Systematic Withdrawal Plan payments (see How to Sell Shares) from one fund account in shares of another fund account.
Payments are invested without a sales charge.
A signature guarantee is required if the ownership on both accounts is not identical.
Both  accounts  must be in the same class of shares.
You must invest at least $600 a year if into a new account.
You can invest on a monthly, quarterly, semi-annual, or annual basis. Redemptions are suspended upon notification that all account owners are
deceased. Service will recommence upon receipt of written alternative   payment
instructions and other required documents from the decedent's legal representative.

HOW TO SELL SHARES
You can sell your shares on any day the New York Stock Exchange is open for regular trading. In the mutual fund industry, a sale is referred to as a "redemption." Redemption proceeds are generally mailed within three days.
If the shares being redeemed were purchased by check, payment may be delayed to verify that the check has been honored, which may take up to 15 days from the date of purchase. Shareholders may not redeem shares by telephone or electronic funds transfer unless the shares have been owned for at least 15 days. Redemptions of shares are not subject to the 15 day verification period if the shares were purchased via:
-Automatic  Payroll Investment
-FIC registered  representative  payroll checks
-First Investors Life Insurance Company checks
-Federal funds wire payments.

REDEMPTION OPTIONS
For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to redeem shares. Call Shareholder Services at 1 (800) 423-4026 for more information.

WRITTEN REDEMPTIONS
You can write a letter of instruction or contact your First Investors registered representative for a liquidation request form. A written liquidation request in good order must include:
1The name of the fund;
2Your account number;
3 The dollar amount, number of shares or percentage of the account you want to redeem;
4Share certificates (if they were issued to you);
5Original signatures of all owners exactly as your account is registered; 6Signature guarantees, if required (see Signature Guarantee Policy).
Written redemption requests should be mailed to:
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE,  NJ 07095-1198

TELEPHONE REDEMPTIONS
You, or any person we believe is authorized to act on your behalf, may redeem shares which have been owned for at least 15 days by calling our Special Services Department at 1 (800) 342-6221 from 9:00 a.m. to 5:00 p.m., EST, provided:
-Telephone  privileges are available for your account registration
(see Telephone Privileges);
-You have  telephone  privileges  (see Telephone  Privileges);
-You do not hold share certificates (issued shares);
-The redemption check is made payable to the registered owner(s) or pre-designated bank;
-The  redemption  check is mailed to your  address of record;
-Your  address of record  has not  changed  within  the past 60 days;
-The  redemption  amount is $50,000 or less;  AND
-The redemption amount, combined with the amount of all telephone redemptions made within the previous 30 days does not exceed $100,000.

ELECTRONIC FUNDS TRANSFER
The Electronic Funds Transfer ("EFT") service allows you to redeem shares and electronically transfer proceeds to your bank account.
YOU MUST ENROLL IN THE ELECTRONIC FUNDS TRANSFER SERVICE AND PROVIDE COMPLETE BANK ACCOUNT INFORMATION BEFORE USING THE PRIVILEGE. Signature guarantees of all shareholders and all bank account owners are required. Please allow at least 10 business days for initial processing. We will send any payments made during that time to your address of record. Call your registered representative or Shareholder Services at 1 (800) 423-4026 for an application.
You may call Shareholder Services or send written instructions to Administrative Data Management Corp. to request an EFT redemption of shares which are held at least 15 days. Each EFT redemption:
1: Must be electronically transferred to your pre-designated bank account; 2:Must be at least $500;
3:Cannot exceed $50,000;
4: Cannot exceed $100,000 when added to the total amount of all EFT redemptions made within the previous 30 days.
If your redemption does not qualify for an EFT redemption, you may request to have the redemption proceeds mailed to you. The Electronic Funds Transfer service may also be used to purchase shares (see Money Line) and transfer systematic withdrawal payments (see Systematic Withdrawal Plans) and dividend distributions (see Other Services) to your bank account.

SYSTEMATIC WITHDRAWAL PLANS

Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount or percentage from your account on a regular basis. Your payments can be mailed to you or a pre-authorized payee by check, transferred to your bank account electronically (if you have enrolled in the EFT service) or invested in shares of another FI fund in the same class of shares through our Systematic Withdrawal Plan Payment investment service (see How to Buy Shares).
You can receive payments on a monthly, quarterly, semi-annual, or annual basis. Your account must have a value of at least $5,000 in non-certificated shares ("unissued shares"). The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts. The minimum Systematic Withdrawal Plan payment is $25 (waived for Required Minimum Distributions on retirement accounts or FIL premium payments).
Once you establish the Systematic Withdrawal Plan, you should not make additional investments into this account (except money market funds). Buying shares during the same period as you are selling shares is not advantageous to you because of sales charges.

If you own Class B shares, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without a CDSC.
If you own Class B shares of a retirement account and you are receiving your Required Minimum Distribution through a Systematic Withdrawal Plan, up to 8% of the value of your account may be redeemed annually without a CDSC. However, if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than 3 years and you have not reached age 70 1/2.
To establish a Systematic Withdrawal Plan, complete the appropriate section of the account application or contact your registered representative or call Shareholder Services at 1 (800) 423-4026.

o EXPEDITED WIRE  REDEMPTIONS (MONEY MARKET FUNDS ONLY)
Enroll in our Expedited Redemption service to wire proceeds from your FI money market account to your bank account. Call Shareholder Services at 1 (800) 423-4026 for an application or to discuss specific requirements.
-Each  wire under  $5,000 is subject to a $10 fee.
-Six wires of $5,000 or more are permitted without charge each month. Each additional wire is $10.00.
-Wires must be directed to your pre-authorized bank account.

HOW TO EXCHANGE SHARES

The exchange privilege gives you the flexibility to change investments as your goals change without incurring a sales charge. Since an exchange is a redemption and a purchase, it creates a gain or loss which is reportable for tax purposes. You should consult your tax advisor before requesting an exchange. Read the prospectus of the FI Fund you are purchasing carefully. Review the differences in objectives, policies, risk, privileges and restrictions.

EXCHANGE METHODS

METHOD                             STEPS TO FOLLOW
Through Your FI
Registered Representative          Call your registered representative.
By Phone                           Call Special Services from 9:00 a.m. to
(800) 342-6221                     5:00 p.m., EST
                                   Orders received after the close of the
                                   New York Stock Exchange, usually 4:00 p.m.,
EST, are processed the following business day.
                                   1. You must have telephone privileges
                                   (see Telephone Transactions)
                                   2. Certificate shares cannot be exchanged by phone.
                                   3. For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required.

By Mail To:                        1. Send us written instructions signed by all
Attn: Exchange Dept.               account owners ADM exactly as the account is
581 Main Street                    registered.
Woodbridge, N.J. 07095-1198        2. Include your fund account number.
                                   3. Indicate either the dollar amount, number of shares or percent of the account you want to exchange.
                                   4. Specify the existing account number or the name of the new Fund you are exchanging into.
                                   5. Include any outstanding share certificates for the shares you want to exchange.
                                   6. For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required.
                                   Call Shareholder Services at 1(800) 423-4026.

o EXCHANGE CONDITIONS
1:You may only exchange  shares within the same Class.
2:Exchanges can only be made into  identically  owned  accounts.
3:Partial exchanges into a new fund account must meet the new fund's minimum initial investment.
4:The fund you are exchanging into must be eligible for sale in your state.
5:If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.
6:Amounts exchanged from a non-money market fund to a money market fund may be exchanged back at net asset value. Dividends earned from money market fund shares will be subject to a sales charge if they are exchanged into Class A shares of another fund.
7:If you are exchanging from a money market fund to a fund with a sales charge, there will be a sales charge on any shares (other than those acquired by dividend or capital gains distributions) if the shares have not previously been subject to a sales charge. Your request must be in writing and include a statement acknowledging that a sales charge will be paid. If you exchange Class B shares of a fund for shares of a Class B money market fund, the CDSC will not be imposed and the holding period used to calculate the CDSC will carry over to the acquired shares.

8:FI Funds reserve the right to reject any exchange order which in the opinion of the Fund is part of a market timing strategy. In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be affected.

o EXCHANGING FUNDS WITH AUTOMATIC INVESTMENTS
OR SYSTEMATIC WITHDRAWALS
Let us know if you want to continue automatic investments into the original fund or the fund you are exchanging into ("receiving fund") or if you want to change the amount or allocation into both. Also inform us if you wish to continue, terminate, or change a preauthorized systematic withdrawal. Without specific instructions, we will amend account privileges as outlined below:


                 EXCHANGE          EXCHANGE            EXCHANGE A
                 ALL SHARES TO     ALL SHARES TO       PORTION OF
                 ONE FUND          MULTIPLE            SHARES TO ONE OR
                                   FUNDS               MULTIPLE FUNDS

MONEY LINE       ML moves to       ML stays with       ML stays with
(ML)             Receiving Fund    Original Fund       Original Fund

AUTOMATIC PAYROLL
INVESTMENT (API) API moves to      API Reallocated     API stays with
                 Receiving Fund    Proportionally to   Original Fund
                                   Receiving Funds

SYSTEMATIC       SWP moves to      SWP                 SWP stays
WITHDRAWALS      Receiving Fund    Canceled            with Original Fund (SWP)

WHEN AND HOW ARE FUND SHARES PRICED?
Each FI Fund prices its shares each day that the New York Stock Exchange ("NYSE") is open for trading. The share price is calculated as of the close of trading on the NYSE (generally 4:00 p.m., EST) except for shares of the money market funds which are priced as of 12:00 noon. These days are referred to as "Trading Days" in this Manual.
Each Fund calculates the net asset value of each class of its shares separately by taking the total value of class assets, subtracting class expenses, and dividing the difference by the total number of shares in the class. The price that you will pay for a share is the NAV plus any applicable front-end sales charge. You receive the NAV price if you redeem or exchange your shares, less any applicable CDSC.
Fund prices are on our Website (www.firstinvestors.com) the next day. The prices for our larger funds are also reported in many newspapers, including The Wall Street Journal and The New York Times. Special pricing procedures are employed during emergencies. For a description of these procedures you can request, free of charge, a copy of a Statement of Additional Information.

HOW ARE PURCHASE,  REDEMPTION, AND
EXCHANGE ORDERS PROCESSED AND PRICED?

The processing and price for a purchase, redemption or exchange depends upon how your order is placed. As indicated below, special rules apply to money market transactions.

o Purchases
Purchases that are made by written application or order are processed when they are received in "good order" by our Woodbridge, NJ office. To be in good order, all required paperwork must be completed and payment received. If your order is received prior to the close of trading on the NYSE, it will receive that day's price (except in the case of the money market funds which are discussed below). This procedure applies whether your purchase order is given to your registered representative or mailed directly by you to our Woodbridge, NJ office.
As described previously "How to Buy Shares," certain types of purchases can only be placed by written application. For example, purchases in connection with the opening of retirement accounts may only be made by written application. Furthermore, rollovers of retirement accounts will be processed only when we have received both written application and the proceeds of the rollover. Thus, for example, if it takes 30 days for another fund group to send us the proceeds of a retirement account, your purchase of First Investors funds will not occur until we receive the proceeds.
Some types of purchases may be phoned or electronically transmitted to us by your broker/dealer. If you give your order to a First Investors registered representative before the close of trading on the NYSE and the order is phoned to our Woodbridge, NJ office prior to 5:00 p.m., EST, your shares will be purchased at that day's price (except money market funds which are discussed below). If you are buying a First Investors Fund through a broker- dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements. Payment is due within three business days of placing an order by phone or electronic means or the trade may be cancelled. (In such event, you will be liable for any loss resulting from the cancellation.) To avoid cancellation of your orders, you may arrange to open a money market account and use it to pay for subsequent purchases.
Purchases made pursuant to our Automatic Investment Programs are processed as follows:
-Money Line purchases are processed on the dates you select on your application. -Automatic Payroll Investment Service purchases are processed on the dates that we receive funds from your employer.

o REDEMPTIONS
As described previously in "How To Sell Shares", certain redemption orders may only be made by written instructions or application. If you elect to receive Telephone Privileges, most redemptions can be made by phone by you or your registered representative.
Written redemption orders will be processed when received in good order in our Woodbridge, NJ office. Phone redemption orders will be processed when received in our Woodbrige, NJ office.
If your redemption order is received prior to the close of trading on the NYSE, you will receive that day's price (except in the case of money market funds which are discussed below). If you are redeeming through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements.

o EXCHANGES
Exchanges can generally be made by written instructions or, if you have elected to receive Telephone Privileges, by phone by you or your registered representative. Exchange orders are processed when we receive them in good order in our Woodbridge, NJ office.
Exchange orders received prior to the close of trading on the NYSE will be processed at that day's prices (except in the case of exchanges into or out of money market funds which are discussed below).

o SPECIAL RULES FOR MONEY MARKET FUNDS
A money market fund share purchase will not be made until we receive the funds for the purchase. The funds for the purchase will not be deemed to have been received until the morning of the next Trading Day following the Trading Day on which your purchase check is received in our Woodbridge, NJ office. If a check is received in our Woodbridge, NJ office after the close of regular trading on the NYSE, the funds for the purchase will not be deemed to have been received until the morning of the second following Trading Day.
If you make your purchase by wire transfer prior to 12:00 p.m., EST, and you have previously advised us that the wire is on the way, the funds for the purchase will be deemed to have been received on that same day. You must call beforehand and give us your name, account number, the amount of the wire, and a federal reference number documenting the transfer. If we fail to receive such advance notification, the funds for your purchase will not be deemed to have been received until the morning of the next Trading Day following receipt of the federal wire.
Purchases by Money Line and Automatic Payroll Investment are processed in the same manner as those in other Funds. Requests for redemptions or exchanges out of or into our money market funds must be received in writing or by phone prior to 12:00 p.m., EST, on a Trading Day, to be processed the same day. Redemption or exchange orders received after 12:00 p.m., EST, but before the close of regular trading on the NYSE, will be processed on the morning of the following Trading Day.

o ORDERS PLACED VIA FIRST INVESTORS REGISTERED REPRESENTATIVES
All orders placed through a First Investors registered representative must be reviewed and approved by a principal officer of the branch office before being mailed or transmitted to the Woodbridge, NJ office.

o ORDERS PLACED VIA DEALERS
It is the responsibility of the Dealer to forward or transmit orders to the Fund promptly and accurately. A fund will not be liable for any change in the price per share due to the failure of the Dealer to place the order in a timely fashion. Any such disputes must be settled between you and the Dealer.

RIGHT TO REJECT PURCHASE OR EXCHANGE ORDERS

A fund reserves the right to reject or restrict any specific purchase request if the fund determines that doing so is in the best interest of the fund and its shareholders. Investments in a fund are designed for long-term purposes and are not intended to provide a vehicle for short-term market timing. The funds also reserve the right to reject any exchange that in the funds opinion is part of a market timing strategy. In the event that a fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

SIGNATURE GUARANTEE POLICY

A signature guarantee protects you from the risk of a fraudulent signature and is generally required for non-standard and large dollar transactions. A signature guarantee may be obtained from your First Investors registered representative or eligible guarantor institutions including banks, savings associations, credit unions and brokerage firms which are members of the Securities Transfer Agents Medallion Program ("STAMP"), the New York Stock Exchange Medallion Signature Program ("MSP"), or the Stock Exchanges Medallion Program ("SEMP"). Please note that a notary public stamp or seal is not acceptable. The words "Signature Guaranteed" must appear beside the signature of the guarantor.

o SIGNATURE  GUARANTEES ARE REQUIRED:
1:For  redemptions  over $50,000.
2:For redemption checks made payable to any person(s) other than the registered shareholder(s) or a major financial institution for the benefit of the registered shareholder(s).
3:For redemption checks mailed to an address other than the address of record (unless the check is mailed to a financial institution on your behalf).
4:For redemptions when the address of record has changed within 60 days of the request.
5:When a stock certificate is mailed to an address other than the address of record or to the dealer on the account.
6:When shares are  transferred  to a new  registration.
7:When issued shares are redeemed.
8:To establish any EFT service.
9:For requests to change the address of record to a P.O. box or a "c/o" street address.
10:If multiple account owners of one account give inconsistent instructions.
11:When a transaction requires additional legal documentation.
12:When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established.
13:When an address on an account which was coded "Do Not Mail" to suppress check and dividend mailings due to a previously unknown address is updated.
14:Any other instance whereby a fund or its transfer agent deems it necessary as a matter of prudence.

TELEPHONE PRIVILEGES - 1 (800) 342-6221

You automatically receive telephone privileges when you open a First Investors individual, joint, or custodial account unless you decline the option on your account application or send the Fund written instructions. For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required. Call Shareholder Services at 1 (800) 423-4026 for assistance.
Telephone privileges allow you to exchange or redeem shares and authorize other transactions by calling Special Services at 1 (800) 342-6221 from 9:00 a.m. to 5:00 p.m., EST, on any day the NYSE is open. Your First Investors registered representative may also use telephone privileges to execute your transactions.

o SECURITY MEASURES

For your protection, the following security measures are taken:
1:Telephone  requests are recorded to verify  accuracy.
2:Some or all of the following  information is obtained:
-Account number
-Address
-Social  security  number
-Other  information  as deemed  necessary
3: A written confirmation  of each  transaction  is mailed to you.
We will not be liable for following instructions if we reasonably believe the instructions are genuine based on our verification procedures.

o ELIGIBILITY
-Non-retirement Accounts:
You can exchange or redeem shares of any non-retirement account by phone. Shares
- must be owned for 15 days for telephone redemption. Telephone exchanges and redemptions are not available on guardianship and conservatorship accounts.

RETIREMENT ACCOUNTS:
You can exchange between shares of any participant directed IRA, 403(b) or 401(k) Simplifier plan where First Financial Savings Bank, S.L.A. is Custodian. You may also exchange shares from an individually registered non-retirement account to an IRA account registered to the same owner (provided an IRA application is on file). Telephone exchanges are permitted on 401(k) Flexible plans, money purchase pension plans and profit sharing plans if a First Investors Qualified Retirement Plan Application is on file with the fund. Contact your First Investors registered representative or call Shareholder Services at 1 (800) 423-4026 to obtain a Qualified Retirement Plan Application. Telephone redemptions are not permitted on First Investors retirement accounts.

TELEPHONE EXCHANGES & REDEMPTIONS
SPECIAL SERVICES:
1 (800) 342-6221

SHAREHOLDER SERVICES:
1 (800) 423-4026

PROVIDED YOU HAVE NOT DECLINED TELEPHONE PRIVILEGES, CALL US....
TO UPDATE OR CORRECT...
-Your address or phone number.
-Your birth date (important for retirement distributions).
-Your distribution option to reinvest or pay in cash (non-retirement accounts only) or initiate cross reinvestment of dividends.
-The amount of your Money Line or Automatic Payroll Investment payment.
-The allocation of your Money Line or Automatic Payroll Investment payment. -The amount of your Systematic Withdrawal payment.
TO REQUEST...
-A duplicate copy of a statement or tax form.
-A history of your account (the fee can be debited from your non-retirement account).
-A share certificate to be mailed to your address of record.
-A stop payment on a dividend, redemption or money market check.
-Suspension (up to six months) or cancellation of Money Line.
-Cancellation of your Systematic Withdrawal Plan.
-Cancellation of cross-reinvestment of dividends.
-Money market fund draft checks.




OTHER SERVICES

o REINVESTMENT PRIVILEGE
If you sell some or all of your Class A or Class B shares, you can reinvest any or all of the proceeds in the same class of shares of any FI fund within six months of the redemption without a sales charge.
If you reinvest proceeds into a new fund account, you must meet the fund's minimum initial investment requirement.
If you reinvest all the proceeds from a Class B share redemption, you will be credited, in additional shares, for the full amount of the CDSC. If you reinvest a portion of a Class B share redemption, you will be credited with a pro-rated percentage of the CDSC.
For more  information,  call  Shareholder Services at 1 (800) 423-4026.

o CERTIFICATE SHARES
Every time you make a purchase of Class A shares, we will credit shares to your fund account. We do not issue shares certificates unless you specifically request them. Certificates are not issued on any Class B shares or on Class A money market funds.

Having us credit shares on your behalf eliminates the expense of replacing lost, stolen, or destroyed certificates. If a certificate is lost, stolen, or damaged, you will be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $25.
In addition, certificated shares cannot be redeemed or exchanged until they are returned with your transaction request. The share certificate must be properly endorsed and signature guaranteed.

o Money Market Fund Draft Checks

Free draft check writing privileges are available when you open a First Investors Cash Management Fund or a First Investors Tax Exempt Money Market Fund account. Checks may be written for a minimum of $500. Draft checks are not available for Class B share accounts, retirement accounts, guardianships and conservatorships. Complete the Money Market Fund Check Redemption section of the account application to apply for draft checks. To order additional checks, call Shareholder Services at 1 (800) 423-4026.

Additional documentation is required to establish check writing privileges for trusts, corporations, partnerships and other entities. Call Shareholder Services at 1 (800) 423-4026 for further information.

FEE TABLE

Call Shareholder Services at 1 (800) 423-4026 or send your request to FIC, Attn:
Correspondence Dept., 581 Main Street, Woodbridge N.J. 07095-1198 to request a copy of the following records:
ACCOUNT HISTORY STATEMENTS
1974 - 1982*      $10 per year fee
1983 - present    $5 total fee for all years
Current Year      Free
Prior Year        Free
Current &
Two Prior Years   Free

* ACCOUNT HISTORIES ARE NOT AVAILABLE PRIOR TO 1974.
CANCELLED CHECKS
There is a $10 fee for a copy of a cancelled dividend, liquidation, or investment check requested. There is a $15 fee for a copy of a cancelled money market draft check.
DUPLICATE TAX FORMS
Current Year Free
Prior Year(s)     $7.50 per tax form per year


o RETURN MAIL
If mail is returned to the fund marked undeliverable by the U.S. Postal Service after two consecutive mailings, and the fund is unable to obtain a current shareholder address, the account status will be changed to "Do Not Mail" to discontinue future mailings and prevent unauthorized persons from obtaining account information.
You can remove the "Do Not Mail" status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee (see Signature Guarantee Policy). Additional requirements may apply for certain accounts. Call Shareholder Services at 1 (800) 423-4026 for more information.
Returned dividend checks and other distributions will be reinvested in the fund when an account's status has been changed to "Do Not Mail". No interest will be paid on outstanding checks prior to reinvestment. All future dividends and other distributions will be reinvested in additional shares until new instructions are provided. If you cannot be located within a period of time mandated by your state of residence your fund shares could be turned over to your state (in other words forfeited).
Prior to turning over assets to your state, the fund will seek to obtain a current shareholder address in accordance with Securities and Exchange Commission rules. A search company may be employed to locate a current address. The fund may deduct the costs associated with the search from your account.

o TRANSFERRING SHARES
A transfer is a change of share ownership from one customer to another. Unlike an exchange, transfers occur within the same fund. You can transfer your shares at any time.
To transfer shares, submit a letter of instruction including:
-Your account number.
-Dollar amount, percentage, or number of shares to be  transferred.
-Existing  account  number  receiving  the shares (IF ANY).
-The name(s), registration, and taxpayer identification number of the customer receiving the shares.
-The signature of each account  owner  requesting  the transfer  with  signature guarantee(s).
In addition, we will request the transferee to complete a Master Account Agreement to establish a brokerage account with First Investors Corporation and validate his or her social security number to avoid back-up withholding. If the transferee declines to complete an MAA, all transactions in the account must be on an unsolicited basis and the account will be so coded. Depending upon your account registration, additional documentation may be required to transfer shares. Transfers due to the death or disability of a shareholder also require additional documentation. Please call our Shareholder Services Department at 1
(800) 423-4026 for specific transfer requirements before initiating a request.
A transfer is a change of ownership and may trigger a taxable event. You should consult your tax advisor before initiating a transfer.


ACCOUNT STATEMENTS
o TRANSACTION CONFIRMATION STATEMENTS
You will receive a confirmation statement immediately after most transactions. These include:
-shareorder purchases
-check investments
-redemptions
-exchanges
-transfers

-systematic withdrawals
Money Line and Automatic Payroll Investment purchases are not confirmed for each transaction. They will appear on your next regularly scheduled confirmation statement (see Dividend Schedule under "Dividends and Distributions") or quarterly, whichever is sooner.
A separate confirmation statement is generated for each fund account you own.
It provides:
-Your fund account number.
-The date of the transaction.
-A description of the transaction (PURCHASE, REDEMPTION, ETC.).
-The number of shares bought or sold for the transaction.
-The dollar amount of the transaction.
-The dollar amount of the dividend payment (IF APPLICABLE).
-The total share balance in the account.
-The dollar amount of any dividends or capital gains paid.
-The number of shares held by you, held for you (INCLUDING ESCROW SHARES), and the total number of shares you own.
The confirmation statement also provides a perforated Investment Stub with your preprinted name, registration, and fund account number for future investments.

o MASTER ACCOUNT STATEMENTS
Each month (if you own a fund that pays monthly dividends) or quarterly (for all other funds) you will receive a Master Account Statement summarizing the activity for all your identically owned First Investors fund accounts. The Master Account Statement will also include a recap of any First Investors Life Insurance and Executive Investors Trust accounts you may own. Joint accounts registered under your taxpayer identification number will appear on a separate Master Account Statement but may be mailed in the same envelope upon request. The Master Account Statement provides the following information for each First Investors fund you own:
-fund  name                             -fund's  current  market  value
-total distributions paid year-to-date  -total number of shares owned

o ANNUAL AND SEMI-ANNUAL REPORTS
You will also receive an Annual and a Semi-Annual Report. These financial reports show the assets, liabilities, revenues, expenses, and earnings of the fund as well as a detailed accounting of all portfolio holdings. You will receive one report per household.


DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND DISTRIBUTIONS
For funds that declare daily dividends, you start earning dividends on the day your purchase is made. For FI money market funds, you start earning dividends on the day federal funds are credited to your fund account. The funds declare dividends from net investment income and distribute the accrued earnings to shareholders as noted below:

DIVIDEND PAYMENT SCHEDULE
MONTHLY:                      QUARTERLY:               ANNUALLY (IF ANY):
Cash Management Fund          Blue Chip Fund           Global Fund
Fund for Income               Growth & Income Fund     Special Situations Fund
Government Fund               Total Return Fund        Mid-Cap Opportunity Fund
Insured Intermediate          Utilities Income Fund
 Tax-Exempt
Insured Tax Exempt Fund
Investment Grade Fund
High Yield Fund
Multi-State Insured Tax Free Fund
New York Insured Tax Free Fund
Tax-Exempt Money Market Fund

Capital gains distributions, if any, are paid annually, usually near the end of the fund's fiscal year. On occasion, more than one capital gains distribution may be paid during one year.
Dividend and capital gains distributions are automatically reinvested to purchase additional fund shares unless otherwise instructed. Dividend payments of less than $5.00 are automatically reinvested to purchase additional fund shares.

o BUYING A DIVIDEND

If you buy shares shortly before the record date of the dividend, the entire dividend you receive may be taxable even though a part of the distribution is actually a return of your purchase price. This is called "buying a dividend." There is no advantage to buying a dividend because a fund's net asset value per share is reduced by the amount of the dividend.




TAX FORMS

TAX FORM                   DESCRIPTION                           MAILED BY
1099-DIV    Consolidated report lists all taxable dividend       January 31
            and capital gains distributions for all of the shareholder's accounts. Also includes foreign taxes paid and any federal income tax withheld due to backup withholding.

1099-B      Lists proceeds from all redemptions including        January 31
            systematic withdrawals and exchanges. A separate form is issued for each fund account. Includes amount of federal income tax withheld due to backup withholding.

1099-R      Lists taxable distributions from a retirement        January 31
            account. A separate form is issued for each fund account. Includes federal income tax withheld due to IRS withholding requirements.

5498        Provided to shareholders  who made an annual IRA     May 31
            contribution or rollover purchase. Also provides the account's fair market value as of the last business day of the previous year. A separate form is issued for each fund account.

1042-S      Provided to non-resident alien shareholders to       March 15
            report the amount of fund dividends paid and the amount of federal taxes withheld. A separate form is issued for each fund account.

Cost Basis  Uses the "average cost-single category" method to    January 31
Statement   show the cost basis of any shares sold or exchanged.
            Information is provided to assist shareholders in calculating capital gains or losses. A separate statement, included with Form 1099-B, is issued for each fund account. This statement is not reported to the IRS and does not include money market funds or retirement accounts.

Tax Savings Consolidated report lists all amounts not subject    January 31
Report for  to federal, state and local income tax for all the
Non-Taxable shareholder's accounts. Also includes any amounts
Income      subject to alternative minimum tax.

Tax Savings Provides the percentage of income paid by each fund  January 31
Summary     that may be exempt from state income tax.



THE OUTLOOK

Today's strategies for tomorrow's goals are brought into focus in the Outlook, the quarterly newsletter of First Investors Corporation. This informative tool discusses the products and services we offer to help you take advantage of current market conditions and tax law changes. The OUTLOOK'S straight forward approach and timely articles make it a valuable resource. As always, your registered representative is available to provide you with additional information and assistance. Material contained in this publication should not be considered legal, financial, or other professional advice.


(Rear Cover)
(First Investors Logo)

Prinicpal Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095

                            PART C. OTHER INFORMATION

Item 23.    Exhibits
            --------

   (a)(i)   Articles of Restatement1

     (ii)   Articles Supplementary1

   (b)      Amended and Restated By-Laws2

   (c) Shareholders' rights are contained in (a) Articles FIFTH and EIGHTH of Registrant's Articles of Restatement dated September 14, 1994, previously filed as Exhibit 99.B1.1 to Registrant's Registration Statement; (b) Article FOURTH of Registrant's Articles Supplementary to Articles of Incorporation dated October 20, 1994, previously filed as Exhibit 99.B1.2 to Registrant's Registration Statement and
            (c) Article II of Registrant's Amended and Restated By-laws, previously filed as Exhibit 99.B2 to Registrant's Registration Statement.

   (d)(i) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.1

     (ii)   Subadvisory Agreement1

   (e)      Underwriting   Agreement  between  Registrant  and  First  Investors
            Corporation1

   (f)      Bonus, profit sharing or pension plans - none

   (g)      Custodian Agreement between Registrant and Brown Brothers Harriman &
            Co.1

   (h)(i)   Administration   Agreement  between   Registrant,   First  Investors
            Management   Company,   Inc.,   First   Investors   Corporation  and
            Administrative Data Management Corp.1

     (ii)   Schedule A to Administration Agreement2

      (i)   Consent of counsel - filed herewith

   (j)(i)   Consent of independent accountants - filed herewith

     (ii)   Powers of Attorney1

   (k)      Financial statements omitted from prospectus - none

   (l)      Initial capital agreements - none

   (m)(i)   Amended and Restated Class A Distribution Plan1

     (ii)   Class B Distribution Plan1

   (n)      Financial Data Schedules - filed herewith

   (o)      18f-3 Plan1

---------------
1 Incorporated by reference from Post-Effective Amendment No. 21 to Registrant's Registration Statement (File No. 2-71911) filed on April 24, 1996.
2 Incorporated by reference from Post-Effective Amendment No. 23 to Registrant's Registration Statement (File No. 2-71911) filed on May 15, 1997.


Item 24. Persons Controlled by or under common control with the Fund
         -----------------------------------------------------------

         There are no persons controlled by or under common control with the Fund.


Item 25. Indemnification
         ---------------

         Article X, Section 1 of the By-Laws of Registrant provides as follows:

         Section 1. Every person who is or was an officer or director of the Corporation (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of negligence or misconduct, which shall be deemed to include willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the director or officer of liability to the Corporation or its stockholders for negligence or misconduct, within the meaning thereof as used herein, or in the event of a settlement, each director or officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payments made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon the prior determination by a resolution of two-thirds of the Board of Directors, who are not involved in the action, suit or proceeding that the director or officer has no liability by reason of negligence or misconduct within the meaning thereof as used herein, and provided further that if a majority of the members of the Board of Directors of the Corporation are involved in the action, suit or proceeding, such determination shall have been made by a written opinion of independent counsel. Amounts paid in settlement shall not exceed costs, fees and expenses which would have been reasonably incurred if the action, suit or proceeding had been litigated to a conclusion. Such a determination by the Board of Directors or by independent counsel, and the payment of amounts by the Corporation on the basis thereof, shall not prevent a stockholder from challenging such indemnification by appropriate legal proceedings on the grounds that the person indemnified was liable to the Corporation or its security holders by reason of negligence or misconduct within the meaning thereof as used herein. The foregoing rights and indemnification shall not be exclusive of any other rights to which any officer or director (or his heirs, executors and administrators) may be entitled to according to law.

         The Registrant's Investment Advisory Agreement provides as follows:

         The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

         The Registrant's Underwriting Agreement provides as follows:

         The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the shares of the Fund through dealers and to perform its duties in redeeming and repurchasing the shares of the Fund, but nothing contained in this Agreement shall make the Underwriter or any of its officers and directors or shareholders liable for any loss sustained by the Fund or any of its officers, directors, or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement provided that nothing herein contained shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which they may have under the Securities Act of 1933 or the Investment Company Act of 1940.

         Reference is hereby made to the Maryland Corporations and Associations Annotated Code, Sections 2-417, 2-418 (1986).

         The general effect of this Indemnification will be to indemnify the officers and directors of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a director or officer of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director's or officer's office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable. See Item 30 herein.

Item 26. I.  Business and Other Connections of Investment Adviser
             ----------------------------------------------------

         First Investors Management Company, Inc. offers investment management services and is a registered investment adviser. Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors and Officers."

      II.  Business and Other Connections of Subadviser
           --------------------------------------------

      Wellington Management Company, LLP ("Wellington Management") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 26 of officers and partners of Wellington Management, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-159089).

Item 27. Principal Underwriters
         ----------------------

   (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

       First Investors Cash Management Fund, Inc.
       First Investors Series Fund
       First Investors Fund For Income, Inc.
       First Investors Government Fund, Inc.
       First Investors High Yield Fund, Inc.
       First Investors Insured Tax Exempt Fund, Inc.
       First Investors Multi-State Insured Tax Free Fund
       First Investors New York Insured Tax Free Fund, Inc.
       First Investors Tax-Exempt Money Market Fund, Inc.
       First Investors U.S. Government Plus Fund
       First Investors Series Fund II, Inc.
       First Investors Life Variable Annuity Fund A
       First Investors Life Variable Annuity Fund C
       First Investors Life Variable Annuity Fund D
       First Investors  Life Level Premium  Variable  Life  Insurance  (Separate
         Account B)

   (b) The following persons are the officers and directors of the Underwriter:

                                Position and                 Position and
Name and Principal              Office with First            Office with
Business Address                Investors Corporation        Registrant
----------------                ---------------------        ------------

Glenn O. Head                   Chairman                     President
95 Wall Street                  and Director                 and Director
New York, NY 10005

Marvin M. Hecker                President                    None
95 Wall Street
New York, NY  10005

John T. Sullivan                Director                     Chairman of the
95 Wall Street                                               Board of Directors
New York, NY 10005

Joseph I. Benedek               Treasurer                    Treasurer
581 Main Street
Woodbridge, NJ 07095

Lawrence A. Fauci               Senior Vice President        None
95 Wall Street                  and Director
New York, NY 10005

Kathryn S. Head                 Vice President               Director
581 Main Street                 and Director
Woodbridge, NJ 07095

Louis Rinaldi                   Senior Vice                  None
581 Main Street                 President
Woodbridge, NJ 07095

Frederick Miller                Senior Vice President        None
581 Main Street
Woodbridge, NJ 07095

Larry R. Lavoie                 Secretary and                Director
95 Wall Street                  General Counsel
New York, NY  10005

Matthew Smith                   Vice President               None
581 Main Street
Woodbridge, NJ 07095

Jeremiah J. Lyons               Director                     None
56 Weston Avenue
Chatham, NJ  07928

Anne Condon                     Vice President               None
581 Main Street
Woodbridge, NJ 07095

Jane W. Kruzan                  Director                     None
232 Adair Street
Decatur, GA 30030

Elizabeth Reilly                Vice President               None
581 Main Street
Woodbridge, NJ 07095

Robert Flanagan                 Vice President-              None
95 Wall Street                  Sales Administration
New York, NY 10005

William M. Lipkus               Chief Financial Officer      None
581 Main Street
Woodbridge, NJ 07095

         (c) Not applicable


Item 28. Location of Accounts and Records
         --------------------------------

         Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109.


Item 29. Management Services
         -------------------

         Not applicable.


Item 30. Undertakings
         ------------

         The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Advisory Agreement, Subadvisory Agreement and Underwriting Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders, upon request and without charge, to each person to whom a prospectus is delivered.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant represents that this Post-Effective Amendment No. 26 meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 26 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 21st day of January, 1999.


                                          FIRST INVESTORS GLOBAL
                                          FUND, INC.



                                          By:  /s/ Glenn O Head
                                               ----------------
                                                Glenn O. Head
                                                President and Director

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 26 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Glenn O. Head              Principal Executive            January 21, 1999
-----------------------------
Glenn O. Head                  Officer and Director

/s/ Joseph I. Benedek          Principal Financial            January 21, 1999
-----------------------------
Joseph I. Benedek              and Accounting Officer

Kathyrn S. Head*               Director                       January 21, 1999
-----------------------------
Kathryn S. Head

/s/ Larry R. Lavoie            Director                       January 21, 1999
-----------------------------
Larry R. Lavoie

Herbert Rubinstein*            Director                       January 21, 1999
-----------------------------
Herbert Rubinstein

Nancy Schaenen*                Director                       January 21, 1999
-----------------------------
Nancy Schaenen

James M. Srygley*              Director                       January 21, 1999
-----------------------------
James M. Srygley

John T. Sullivan*              Director                       January 21, 1999
-----------------------------
John T. Sullivan

Rex R. Reed*                   Director                       January 21, 1999
-----------------------------
Rex R. Reed

Robert F. Wentworth*           Director                       January 21, 1999
-----------------------------
Robert F. Wentworth



*By:  /s/ Larry R. Lavoie
      -------------------
      Larry R. Lavoie
      Attorney-in-fact

                                INDEX TO EXHIBITS
Exhibit
Number      Description                                                    Page
------      -----------                                                    ----

(a)(i)      Articles of Restatement1

  (ii)      Articles Supplementary1

(b)         Amended and Restated By-Laws2

(c) Shareholders' rights are contained in (a) Articles FIFTH and EIGHTH of Registrant's Articles of Restatement dated September 14, 1994, previously filed as Exhibit 99.B1.1 to Registrant's Registration Statement; (b) Article FOURTH of Registrant's Articles Supplementary to Articles of Incorporation dated October 20, 1994, previously filed as Exhibit 99.B1.2 to Registrant's Registration Statement and
            (c) Article II of Registrant's Amended and Restated By-laws, previously filed as Exhibit 99.B2 to Registrant's Registration Statement.

(d)(i) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.1

  (ii)      Subadvisory Agreement1

(e)         Underwriting   Agreement  between  Registrant  and  First  Investors
            Corporation1

(f)         Bonus, profit sharing or pension plans - none

(g)         Custodian Agreement between Registrant and Brown Brothers Harriman &
            Co.1

(h)(i)      Administration   Agreement  between   Registrant,   First  Investors
            Management   Company,   Inc.,   First   Investors   Corporation  and
            Administrative Data Management Corp.1

  (ii)      Schedule A to Administration Agreement2

(i)         Consent of counsel - filed herewith

(j)(i)      Consent of independent accountants - filed herewith

  (ii)      Powers of Attorney1

(k)         Financial statements omitted from prospectus - none

(l)         Initial capital agreements - none

(m)(i)      Amended and Restated Class A Distribution Plan1

  (ii)      Class B Distribution Plan1

(n)         Financial Data Schedules - filed herewith

(o)         18f-3 Plan1

---------------
1 Incorporated by reference from Post-Effective Amendment No. 21 to Registrant's
  Registration Statement (File No. 2-71911) filed on April 24, 1996.
2 Incorporated by reference from Post-Effective Amendment No. 23 to Registrant's
  Registration Statement (File No. 2-71911) filed on May 15, 1997.